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Allianz Funds

2187 Atlantic Street

Stamford, CT 06902

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Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas, 50th Floor

New York, New York 10105

For proxy information, please call 1-800-591-6309

For account information, please call:

1-800-927-4648 (Institutional and Administrative Class Shares)

1-800-426-0107 (Class A, B, C and R Shares)

1-888-877-4626 (Class D Shares)

Dear Allianz Funds Shareholder:

On behalf of the Board of Trustees of the Allianz Funds (the “Trust”), we are pleased to invite you to a special meeting of the shareholders of the Allianz Funds to be held at 10:00 a.m., Eastern time, on December 1, 2005, at the offices of Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902.

As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposals:

•	Election of eleven Trustees of the Trust. Five nominees are currently Trustees of the Trust.

•	Approval of a Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (the “Adviser”) and RCM Capital Management LLC (“RCM”) for the Allianz AMM Asset Allocation Fund (the “Asset Allocation Fund”). If approved, the Adviser would remain the investment adviser to the Fund, but would delegate the day-to-day portfolio management of the Fund to RCM as a sub-adviser under the Portfolio Management Agreement. The Asset Allocation Fund would continue to pay NO FEE under the investment advisory agreement with the Adviser and all fees to RCM under the Portfolio Management Agreement would be payable by the Adviser.

•	Approval of the elimination of or changes to certain fundamental investment restrictions with respect to various Funds in order to, among other things, adopt more standardized investment restrictions across the Allianz Funds and to eliminate redundant or burdensome restrictions.

Your vote is important

After reviewing these proposals, your Board of Trustees unanimously voted to approve them and to recommend approval by shareholders of each series (as applicable) of the Trust, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how may shares you own, your timely vote is important. If you are not available to attend the meeting, then please promptly complete, sign, date and return the enclosed proxy card(s) or give your voting instructions by telephone or through the Internet in order to avoid the expense of additional mailings or having our proxy solicitor, The Altman Group, Inc., telephone you. If you have any questions regarding the Proxy Statement, please call The Altman Group, Inc. at 1-800-591-6309.

Thank you in advance for your participation in this important event.

Sincerely,

Newton B. Schott, Jr.
Secretary

ALLIANZ FUNDS

2187 Atlantic Street

Stamford, CT 06902

Allianz AMM Asset Allocation Fund	OCC Value Fund
CCM Capital Appreciation Fund	PEA Growth Fund
CCM Emerging Companies Fund	PEA Growth & Income Fund
CCM Focused Growth Fund	PEA Opportunity Fund
CCM Mid-Cap Fund	PEA Target Fund
NACM Flex-Cap Value Fund	RCM Biotechnology Fund
NACM Global Fund	RCM Financial Services Fund
NACM Growth Fund	RCM Global Healthcare Fund
NACM International Fund	RCM Global Resources Fund
NACM Pacific Rim Fund	RCM Global Small-Cap Fund
NFJ Dividend Value Fund	RCM Global Technology Fund
NFJ International Value Fund	RCM International Growth Equity Fund
NFJ Large-Cap Value Fund	RCM Large-Cap Growth Fund
NFJ Small-Cap Value Fund	RCM Mid-Cap Fund
OCC Core Equity Fund	RCM Targeted Core Growth Fund
OCC Renaissance Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 1, 2005

To the Shareholders of the above-referenced series of Allianz Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series of Allianz Funds (the “Trust”) listed above (each a “Fund” and, together, the “Funds”) will be held on December 1, 2005, at 10:00 a.m., Eastern time, at the offices of Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, for the following purposes:

1. To be voted on by shareholders of all Funds, voting together: To elect Trustees of the Trust, as described in Part I of the attached Proxy Statement.

2. To be voted on separately by shareholders of the Allianz AMM Asset Allocation Fund (the “Asset Allocation Fund”): To approve a Portfolio Management Agreement for the Asset Allocation Fund, in the form set forth in Appendix B to the attached Proxy Statement, between Allianz Global Investors Fund Management LLC (the “Adviser”) and RCM Capital Management LLC (“RCM”), whereby RCM would serve as sub-adviser responsible for the day-to-day portfolio management of the Asset Allocation Fund, as described in Part II of the attached Proxy Statement.

3. To be voted on separately by shareholders of each applicable Fund: To approve the elimination of or changes to certain fundamental investment restrictions, as described in Part III of the attached Proxy Statement.

4. To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record at the close of business on September 16, 2005 are entitled to notice of, and to vote at, the Meeting.

October 14, 2005

By order of the Board of Trustees

Newton B. Schott, Jr.,
Secretary

YOUR VOTE IS IMPORTANT

Please respond – your vote is important. Whether or not you plan to attend the Meeting, please promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope or give your voting instructions by telephone or through the Internet so that you will be represented at the Meeting.

PROXY STATEMENT

ALLIANZ FUNDS

2187 Atlantic Street

Stamford, CT 06902

Allianz AMM Asset Allocation Fund	OCC Value Fund
CCM Capital Appreciation Fund	PEA Growth Fund
CCM Emerging Companies Fund	PEA Growth & Income Fund
CCM Focused Growth Fund	PEA Opportunity Fund
CCM Mid-Cap Fund	PEA Target Fund
NACM Flex-Cap Value Fund	RCM Biotechnology Fund
NACM Global Fund	RCM Financial Services Fund
NACM Growth Fund	RCM Global Healthcare Fund
NACM International Fund	RCM Global Resources Fund
NACM Pacific Rim Fund	RCM Global Small-Cap Fund
NFJ Dividend Value Fund	RCM Global Technology Fund
NFJ International Value Fund	RCM International Growth Equity Fund
NFJ Large-Cap Value Fund	RCM Large-Cap Growth Fund
NFJ Small-Cap Value Fund	RCM Mid-Cap Fund
OCC Core Equity Fund	RCM Targeted Core Growth Fund
OCC Renaissance Fund

The Board of Trustees (the “Board” or “Trustees”) of Allianz Funds (the “Trust”) is soliciting proxies from the shareholders of each series of the Trust (each a “Fund” and, together, the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds to be held at 10:00a.m. on December 1, 2005 at the offices of Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card[s] are being sent to shareholders of record as of September 16, 2005 (the “Record Date”) beginning on or about October 14, 2005. Upon request and without charge, the Funds will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual reports to shareholders. To request one or more reports, please call 1-800-927-4648 (for Institutional and Administrative Class Reports), 1-800-426-0107 (for Class A, B and C Reports and Class R Reports), or 1-888-877-4326 (for Class D Reports), or write to the Trust at the address appearing above.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trust, (2) to approve a Portfolio Management Agreement with RCM Capital Management LLC for the Allianz AMM Asset Allocation Fund (the “Asset Allocation Fund”), (3) to approve the elimination of or change to certain fundamental investment restrictions and (4) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Section I of this Proxy Statement contains information relating to the proposal to elect Trustees of the Trust. Section II contains information relating to the proposal to approve the Portfolio Management Agreement for the Asset Allocation Fund. Section III contains information relating to the proposal to eliminate or change certain fundamental investment restrictions. Section IV contains additional background information about the Trust, its investment adviser, Allianz Global Investors Fund Management LLC (the “Adviser”), and other matters. Section V contains general information about the Meeting and shareholder voting.

The following tables set out each proposal described in this Proxy Statement and indicate those Funds whose shareholders are being asked to vote on such proposal.

Summary of Proposals and Funds Affected*

Name of Fund	I. Proposal to Elect a Board of Trustees	II. Proposal to Approve a Portfolio Management Agreement	III-A. Proposal to Eliminate Fundamental Investment Restrictions Relating to Illiquid Securities	III-B. Proposal to Eliminate Fundamental Investment Restrictions Relating to Investment in Other Investment Companies	III-C. Proposal to Eliminate Fundamental Investment Restrictions Relating to Interested Person Transactions	III-D. Proposal to Eliminate Fundamental Investment Restriction Relating to Joint Trading of Securities
Allianz AMM Asset Allocation	X	X
CCM Capital Appreciation	X
CCM Emerging Companies	X
CCM Focused Growth	X
CCM Mid-Cap	X
NACM Flex-Cap Value	X
NACM Global	X
NACM Growth	X
NACM International	X
NACM Pacific Rim	X
NFJ Dividend Value	X
NFJ International Value	X
NFJ Large-Cap Value	X
NFJ Small-Cap Value	X
OCC Core Equity	X
OCC Renaissance	X
OCC Value	X
PEA Growth	X
PEA Growth & Income	X
PEA Opportunity	X
PEA Target	X
RCM Biotechnology	X		X	X	X
RCM Financial Services	X		X
RCM Global Healthcare	X		X	X	X
RCM Global Resources	X		X
RCM Global Small-Cap	X		X	X	X
RCM Global Technology	X		X	X	X
RCM International Growth Equity	X		X	X	X
RCM Large-Cap Growth	X		X	X	X
RCM Mid-Cap	X		X	X	X	X
RCM Targeted Core Growth	X		X	X	X

*	An “X” denotes that the Fund is affected by the proposal and that the Fund’s shareholders are being solicited to vote with respect to that proposal.

Summary of Proposals and Funds Affected (continued)*

Name of Fund	III-E. Proposal to Eliminate Fundamental Investment Restriction Relating to Purchase and Sale of Stock Index Futures	III-F. Proposal to Revise Fundamental Investment Restrictions Relating to Borrowings	III-G. Proposal to Eliminate Fundamental Investment Restrictions Relating to Diversification	III-H. Proposal to Eliminate Fundamental Investment Restriction Relating to Investments in Foreign Securities	III-I. Proposal to Revise Fundamental Investment Restrictions Relating to Issuance of Senior Securities	III-J. Proposal to Revise Fundamental Investment Restriction Relating to Underwriting of Securities
Allianz AMM Asset Allocation		X			X
CCM Capital Appreciation		X	X		X
CCM Emerging Companies		X	X		X
CCM Focused Growth		X	X		X
CCM Mid-Cap		X	X		X
NACM Flex-Cap Value		X	X		X
NACM Global		X	X		X
NACM Growth		X	X		X
NACM International		X	X		X
NACM Pacific Rim		X	X		X
NFJ Dividend Value		X	X		X
NFJ International Value		X			X
NFJ Large-Cap Value		X	X		X
NFJ Small-Cap Value		X	X		X
OCC Core Equity		X			X
OCC Renaissance		X	X		X
OCC Value		X	X		X
PEA Growth		X	X		X
PEA Growth & Income		X	X		X
PEA Opportunity		X	X		X
PEA Target		X	X		X
RCM Biotechnology		X	X		X
RCM Financial Services		X	X		X
RCM Global Healthcare		X	X		X
RCM Global Resources		X	X		X
RCM Global Small-Cap		X	X		X
RCM Global Technology		X	X		X
RCM International Growth Equity		X	X		X
RCM Large-Cap Growth		X	X		X
RCM Mid-Cap	X	X	X	X	X	X
RCM Targeted Core Growth		X	X		X

*	An “X” denotes that the Fund is affected by the proposal and that the Fund’s shareholders are being solicited to vote with respect to that proposal.

Summary of Proposals and Affected Funds (continued)*

Name of Fund	III-K. Proposal to Eliminate Fundamental Investment Restrictions Relating to Investments Made for Purpose of Exercising Control	III-L. Proposal to Revise Fundamental Investment Restrictions Relating to Making Loans	III-M. Proposal to Revise Fundamental Investment Restrictions Relating to Investments in Commodities	III-N. Proposal to Eliminate Fundamental Investment Restrictions Relating to Purchasing Securities on Margin	III-O. Proposal to Eliminate Fundamental Investment Restrictions Relating to Repurchase Agreements	III-P. Proposal to Eliminate Fundamental Investment Restriction Relating to Short Sales
Allianz AMM Asset Allocation		X	X
CCM Capital Appreciation		X	X	X
CCM Emerging Companies		X	X	X
CCM Focused Growth		X	X	X
CCM Mid-Cap		X	X	X
NACM Flex-Cap Value		X	X
NACM Global		X	X
NACM Growth		X	X
NACM International		X	X
NACM Pacific Rim		X	X
NFJ Dividend Value		X	X	X
NFJ International Value		X	X	X
NFJ Large-Cap Value		X	X	X
NFJ Small-Cap Value		X	X	X
OCC Core Equity
OCC Renaissance		X
OCC Value		X	X	X
PEA Growth		X
PEA Growth & Income		X	X	X
PEA Opportunity		X
PEA Target		X
RCM Biotechnology	X	X	X	X	X
RCM Financial Services		X	X	X	X
RCM Global Healthcare	X	X	X	X	X
RCM Global Resources		X	X	X	X
RCM Global Small-Cap	X	X	X	X	X
RCM Global Technology	X	X	X	X	X
RCM International Growth Equity	X	X	X	X	X
RCM Large-Cap Growth	X	X	X	X	X
RCM Mid-Cap	X	X	X	X	X	X
RCM Targeted Core Growth	X	X	X	X	X

*	An “X” denotes that the Fund is affected by the proposal and that the Fund’s shareholders are being solicited to vote with respect to that proposal.

I. ELECTION OF A BOARD OF TRUSTEES

The Trust’s Board of Trustees proposes (i) that the following current Trustees be re-elected as Trustees of the Trust: Gary A. Childress, Theodore J. Coburn, David C. Flattum, W. Bryant Stooks and Gerald M. Thorne; (ii) that the following new non-”interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) be elected as Trustees of the Trust: F. Ford Drummond, James S. MacLeod, Davey S. Scoon, Edward E. Sheridan and James W. Zug; and (iii) that the following “interested person” (as defined above) be elected as a Trustee of the Trust: Udo Frank (each, a “Nominee,” and together, the “Nominees”), such elections to be effective January 1, 2006.

The Nominating Committee of the Trust, which is comprised entirely of Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), met to consider additional candidates to serve as Independent Trustees of the Trust. The Nominating Committee recommended Messrs. Drummond, MacLeod, Scoon, Sheridan and Zug for the position of Trustee and recommended to the Board that the nomination of such individuals be submitted to shareholders for approval. The Nominating Committee was assisted in its endeavors by Heidrick & Struggles International, Inc., who was engaged by the Trust to identify and evaluate potential candidates to serve as Independent Trustees. The Independent Trustees recommended that the Board propose Mr. Frank, who is an “interested person” of the Trust, for election by shareholders. The Board is proposing that each of the current Trustees, other than Donald P. Carter, who will be retiring from the Board effective December 31, 2005, stand for re-election.

The Board of Trustees is currently composed of six Trustees, five of whom are Independent Trustees. Effective January 1, 2006, the Board has fixed the number of Trustees at eleven. If all of the Nominees are approved by shareholders, the Board will consist of eleven Trustees, two of whom will be “interested persons” of the Trust (the “Interested Trustees”) and nine of whom will be Independent Trustees.

Information about Nominees

Information about the Nominees is presented below. The information is listed separately for (i) Nominees who will be Interested Trustees and (ii) Nominees who will be Independent Trustees. Except as shown, each Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 2187 Atlantic Street, Stamford, CT 06902.

Interested Trustee Nominees

Name Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen or Would be Overseen by Nominee if Elected	Other Directorships Held by Trustee
David C. Flattum** 888 San Clemente Suite 100 Newport Beach, CA 92660 Age 41	Trustee	Less than 1 year	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P. (“Allianz Global Investors”), member of Management Board, Managing Director and General Counsel, Allianz Global Investors Fund Management LLC. Formerly, Head of Corporate Functions of Allianz Global Investors; Partner, Latham & Watkins LLP (1998-2001).	47	None

Udo Frank** Four Embarcadero Center, San Francisco, CA 94111 [Age]	N/A	N/A	Chief Executive Officer, RCM	[31]	[ ]

*	The term “Fund Complex” as used in this Proxy Statement includes each Fund of the Trust and the following registered investment companies: each series of PIMCO Funds, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund LL, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., Municipal Advantage Fund, Inc., each series of PIMCO Private Account Portfolio Series, PIMCO Commercial Mortgage Securities Trust, Inc., each series of PIMCO Fixed Income SHares, each series of OCC Cash Reserves, Inc., each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

**	Trustee is an Interested Trustee. Please see the table under “Certain Affiliations” in Section IV of this Proxy Statement for information about the relationships that cause Mr. Flattum and Udo Frank to be interested persons.

Independent Trustee Nominees

Name Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or would be Overseen by Nominee if Elected	Other Directorships Held by Trustee
Theodore J. Coburn Age 52	Trustee (Chairman)	3 years (Chairman since 2005)	President, Coburn Capital Group; Member Triton Realty Partners. Formerly, Senior Vice President, NASDAQ Stock Market, and Partner, Brown, Coburn & Co. (an investment banking firm).	32	Bramwell Funds

Gary A. Childress Age 71	Trustee (Vice Chairman)	8 years*	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (a calcitic lime producer) and partner in GenLime, L.P. (a dolomitic lime producer).	31	None

W. Bryant Stooks Age 65	Trustee	8 years*	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (a manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (an international construction firm); Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne Age 67	Trustee	8 years*	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); Director, American Orthodontics Corp., (orthodontics manufacturer). Formerly, Director, Kaytee, Inc., (bird seed company); President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company) and VPI Inc. (plastics company) .	31	None

Name Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or would be Overseen by Nominee if Elected	Other Directorships Held by Trustee
F. Ford Drummond P.O. Box 1599 Pawhuska, OK 74056 Age 42	N/A	N/A	Owner/Operator, Drummond Ranch; General Counsel, BMI-HealthPlans (claims administration services); Director, The Cleveland Bank.	31	None

James S. MacLeod 18 New Orleans Rd., Hilton Head Island, SC 29928 Age 57	N/A	N/A	Director and Managing Director, CoastalStates Bank. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corp.	31	Sykes Enterprises, Inc.

Davey S. Scoon P.O. Box 2548, Kennebunkport, ME 04046 Age 58	N/A	N/A	Director, Tufts Health Plan. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine, Inc. (personal care); Chief Administrative and Financial Officer of Sun Life Financial – US.	31	Nitromed, Inc.

Edward E. Sheridan 77 Knollwood Road, Short Hills, NJ 07078 Age 51	N/A	N/A	Retired. Formerly, Managing Director, Head of Global Institutional Sales, Merrill Lynch.	31	None

James W. Zug 5 Radnor Corporate Ctr., Ste. 520 Radnor, PA 19087 Age 65	N/A	N/A	Director, Amkor Technology, Inc. (semiconductor assembly) and Director, Teleflex Incorporated (engineered products). Formerly, Global Leader, Strategic Global Deployment, PricewaterhouseCoopers International Ltd.]	31	Amkor Technology, Inc.; Brandywine Group of Mutual Funds (3 portfolios); Teleflex Incorporated.

*	Prior to their election as Trustees of the Trust, Messrs. Childress, Stooks and Thorne served as Trustees of PIMCO Advisors Funds (“PAF”). On January 17, 1997, the Trust and PAF were involved in a transaction in which certain series of PAF were reorganized into series of the Trust.

The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than eleven.

The Trust’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust is required to hold a shareholder meeting for the purpose of electing Trustees beginning with this election in 2005 and once every five years thereafter.

For the fiscal year ended June 30, 2005, the Board of Trustees held 23 meetings.

Committees of the Board of Trustees

The Trust’s Board of Trustees had seven standing committees as of the Funds’ fiscal year ended June 30, 2005, namely: the Audit Oversight Committee, the Compliance Committee, the Contracts Committee, the Dividend Committee, the Nominating Committee, the Performance Committee and the Valuation Committee.

Audit Oversight Committee. The Trust’s Audit Oversight Committee is currently composed of Messrs. Coburn, Carter and Stooks (Chairman). The members of the Audit Oversight Committee are Independent Trustees. The principal function of the Audit Oversight Committee is to provide assistance to the Trustees in fulfilling their responsibility to shareholders and potential shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust. The Audit Oversight Committee convened 4 times during the fiscal year ended June 30, 2005.

Compliance Committee. The Trust’s Compliance Committee is currently composed of Messrs. Carter, Coburn and Stooks (Chairman). The Compliance Committee’s responsibilities include oversight of the compliance programs of the Trust and its service providers as well as oversight of the Trust’s Chief Compliance Officer. The Compliance Committee was constituted on June 1, 2005. Before that date, the responsibilities of the Compliance Committee were carried out by all of the Independent Trustees. The Compliance Committee did not convene during the fiscal year ended June 30, 2005.

Contracts Committee. The Trust’s Contracts Committee is currently composed of Messrs. Childress, Coburn (Chair) and Thorne. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration agreements and distribution agreements and plans.

The Contracts Committee convened numerous times during the fiscal year ended June 30, 2005.

Dividend Committee. The Trust’s Dividend Committee is composed of all of the members of the Board of Trustees. The Dividend Committee has the power to declare dividends from the net investment income and distributions from the net capital gains of each Fund, in accordance with each Fund’s distribution policies as set forth in the Trust’s Prospectuses and Statements of Additional Information. The Dividend Committee typically convenes quarterly.

Nominating Committee. The Trust’s Nominating Committee is composed of Messrs. Carter, Childress (Chair) and Thorne. The members of the Nominating Committee are Independent Trustees. The Nominating Committee’s responsibilities include the screening and nomination of candidates for election to the Board of Trustees as Independent Trustees of the Trust. The Nominating Committee convened numerous times during the fiscal year ended June 30, 2005. For more information about the Nominating Committee, please see “Nominating Committee Information” below.

Performance Committee. The Trust’s Performance Committee is currently composed of Messrs. Childress (Chair), Coburn and Thorne. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel at the sub-advisers. The Performance Committee convened three times during the fiscal year ended June 30, 2005.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Coburn, Flattum and Thorne. The Valuation Committee has been delegated responsibility by the Board for determining or causing to be determined the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Trust’s valuation procedures. To facilitate daily pricing of the Funds’ shares, the Valuation Committee has a brief notice period for meetings. Each member of the Valuation Committee may act individually on the Valuation Committee’s behalf. The Valuation Committee met or otherwise took action 28 times during the fiscal year ended June 30, 2005. Messrs. Coburn and Thorne attended less than 75% of the meetings of the Valuation Committee.

Nominating Committee Information

The Trustees have adopted a written charter for the Nominating Committee, a copy of which is included as Appendix A to this Proxy Statement. The Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, the Trust’s officers, the Adviser or Fund sub-advisers, shareholders of any Fund and any other source the Committee deems appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as an exhibit to the Trust’s Nominating Committee Charter, attached to this Proxy Statement as Appendix A. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Appendix A for details.

The Nominating Committee has full discretion to accept or reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Securities Ownership

As of August 31, 2005, to the best of the knowledge of the Trust in the aggregate the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and of the Trust as a whole.

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee in the Trust and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee within the Trust’s family of investment companies, as of December 31, 2004. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which a Nominee holds an economic interest through the deferred compensation plan described below.

Name of Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or Would be Overseen by Nominee if Elected in Family of Investment Companies*
Theodore J. Coburn		$10,001-$50,000
NACM Global	$1-$10,000
NACM Pacific Rim	$1-$10,000
NFJ Dividend Value	$1-$1,000
Gary A. Childress		Over $100,000
PEA Target	Over $100,000
CCM Mid-Cap	Over $100,000
OCC Renaissance	Over $100,000
OCC Value	Over $100,000
PEA Opportunity	$1-$10,000

Name of Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or Would be Overseen by Nominee if Elected in Family of Investment Companies*
PEA Growth	$1-$10,000
CCM Capital Appreciation	$1-$10,000
RCM Global Technology**	$1-$10,000
PEA Growth & Income	Over $100,000
NFJ Small-Cap Value	Over $100,000
RCM International Growth Equity	$1-$10,000
W. Bryant Stooks		Over $100,000
PEA Target	$1-$10,000
OCC Renaissance	$10,001-$50,000
PEA Opportunity	$10,001-$50,000
NFJ Dividend Value	Over $100,000
RCM Global Technology	Over $100,000
Gerald M. Thorne		Over $100,000
PEA Target	$50,001-$100,000
PEA Growth	Over $100,000
RCM Global Technology**	Over $100,000
David C. Flattum		Over $100,000
OCC Renaissance	Over $100,000
F. Ford Drummond	None	None
Udo Frank	[ ]	[ ]
James S. MacLeod	None	None
Davey S. Scoon	None	None
Edward E. Sheridan	None	None
James W. Zug	None	None

*	The term “Family of Investment Companies” as used in this Proxy Statement includes each Fund of the Trust and the following registered investment companies: each series of PIMCO Funds, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, each series of Premier VIT, each series of PIMCO Funds: Global Investors Series plc., each series of PIMCO Private Account Portfolio Series, PIMCO Commercial Mortgage Services Trust, Inc., and each series of PIMCO Fixed Income SHares.

**	Messrs. Childress and Thorne held these shares in the RCM Innovation Fund, which was merged into the RCM Global Technology Fund on May 27, 2005.

The Independent Trustee Nominees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2004.

Trustees’ Compensation

Trustees, other than those affiliated with the Adviser, Allianz Global Investors of America L.P. (“Allianz Global Investors”), any sub-adviser of the Trust, or Pacific Investment Management Company LLC (“Pacific Investment Management Company”), receive a quarterly retainer of $20,000 ($40,000 for the Chairman of the Trust), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee receives a $10,000 ($30,000 in the aggregate for the Chairman) annual retainer per Committee. Each Committee Chairman receives an additional annual retainer of $3,000. In addition, the Chairman of the Trustees has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,000 or $2,500 per day, respectively, plus reimbursement of reasonable expenses.

Trustees do not currently receive any pension or retirement benefits from the Trust, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees that went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by the Independent Trustees of the Trust for the fiscal year ended June 30, 2005. (Trustees who are interested persons of the Trust and officers of the Trust receive no compensation from the Trust.) The Board of Trustees met frequently during this fiscal year as a result of certain regulatory and other matters affecting the Trust; the compensation below includes compensation for these special meetings

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Theodore J. Coburn	$184,435	$0	$0	$209,435	***
E. Philip Cannon*	$84,500	$0	$0	$215,660	****
Donald P. Carter**	$126,000	$0	$0	$126,000
Gary A. Childress	$152,000	$0	$0	$152,000
W. Bryant Stooks	$154,466	$0	$0	$154,466
Gerald M. Thorne	$125,000	$0	$0	$125,000

*	Mr. Cannon resigned as Trustee effective March 31, 2005. The amounts included in the table above for Mr. Cannon reflect compensation paid through the date of his resignation. Effective April 1, 2005, Mr. Cannon began serving as a consultant to the Board and will be compensated by the Trust for such service.

**	Mr. Carter will be retiring from the Board effective December 31, 2005 and will not stand for re-election at the Meeting.

***	This amount also includes compensation paid to Mr. Coburn for his services as a Director of Nicholas-Applegate Fund, Inc. for that fund’s fiscal year ended December 31, 2004.

****	This amount also includes compensation paid to Mr. Cannon for his services as a Trustee of the PIMCO Funds, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, Allianz Funds, c/o Chief Legal Officer, 2187 Atlantic Street, Stamford, Connecticut 06902-6896. Shareholder communications should identify (i) the shareholder, (ii) the Fund or Funds that they are writing about, (iii) the firm through which the shareholder purchased the Fund or Funds and (iv) the share class they own (if known).

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but do apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any communication made in connection with such a proposal.

The Board of Trustees has designated the Trust’s Chief Executive Officer as the designated representative to attend meetings of the Trust’s shareholders.

Trustee Indemnification

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust or (ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust also provides for the advancement of defense expenses in certain circumstances and for indemnification in the event of settlement provided that a quorum of the Independent Trustees finds, or independent legal counsel opines, that the person seeking indemnification acted in accordance with the standard above. The Bylaws of the Trust provide that such finding or opinion may be based upon a rebuttable presumption that the person seeking indemnification has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trustees and officers of the Trust are covered by liability insurance.

Information about the Trust, including certain information about the Adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers and the interests of certain persons appears below under “Part IV – Trust Information.”

Required Vote

The election of the Trustees of the Trust will be by a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR EACH NOMINEE.

II. APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT

The Allianz AMM Asset Allocation Fund (the “Asset Allocation Fund”) is a so-called “fund-of-funds” that invests in other Funds of the Trust and series of PIMCO Funds, a mutual fund family advised by Pacific Investment Management Company LLC, an affiliate of the Adviser. The Funds and series of PIMCO Funds in which the Asset Allocation Fund invests are called Underlying Funds in this Proxy Statement. The Adviser currently serves as investment adviser to the Asset Allocation Fund pursuant to an advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). As investment adviser to the Asset Allocation Fund, the Adviser selects the Underlying Funds in which the Asset Allocation Fund may invest and allocates the Asset Allocation Fund’s assets among the Underlying Funds. The Adviser does not receive an advisory fee under the Advisory Agreement.

As described more fully below, the Advisory Agreement provides that the Adviser may engage sub-advisers to provide day-to-day portfolio management services on behalf of the Asset Allocation Fund. It is proposed that the Adviser engage RCM Capital Management LLC (“RCM”) as sub-adviser to provide the investment allocation and portfolio management services currently provided by the Adviser to the Asset Allocation Fund. The Trustees of the Trust are proposing that shareholders of the Asset Allocation Fund approve this engagement of RCM. Specifically, the Trustees are proposing that shareholders approve an existing portfolio management agreement between the Adviser and RCM with respect to certain Funds, to which the Asset Allocation Fund would be added by means of an addendum. The portfolio management agreement and addendum (the “Addendum”) relating to the Asset Allocation Fund are referred to collectively in this Proxy Statement as the “Portfolio Management Agreement,” and are attached to this Proxy Statement as Appendix B.

The proposal would not amend or replace the existing Advisory Agreement with the Adviser. The Adviser would remain the investment adviser to the Asset Allocation Fund pursuant to the Advisory Agreement, but would delegate the day-to-day investment allocation and portfolio management of the Asset Allocation Fund to RCM under the Portfolio Management Agreement. The Asset Allocation Fund would continue to pay no advisory fee under the Advisory Agreement and all portfolio management fees to RCM under the Portfolio Management Agreement (as described below) would be payable by the Adviser.

Description of the Existing Advisory Agreement

The Adviser has been the investment adviser to the Asset Allocation Fund since October 1, 2002. From the Fund’s inception until October 1, 2002, Allianz Global Investors (formerly, PIMCO Advisors L.P.), the Adviser’s affiliate, served as investment adviser. The Adviser currently acts as such pursuant to the Advisory Agreement, which is dated November 15, 1994, as further amended and restated as of May 5, 2000 (as novated by the Novation dated September 30, 2002 among the Trust, the Adviser and Allianz Global Investors). The Advisory Agreement was last approved by the Trustees of the Trust at a meeting held on March 3, 2005 in connection with the Trustees’ annual review and approval of the Asset Allocation Fund’s advisory arrangement. The Advisory Agreement was last submitted to the Asset Allocation Fund’s shareholders for approval on March 3, 2000 in connection with the acquisition of the parent company of Allianz Global Investors by Allianz AG.

The Advisory Agreement requires that, subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provide a continuous investment program for the Asset Allocation Fund and determine the composition of the assets of the Asset Allocation Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the Asset Allocation Fund. The Adviser provides or arranges for the provision of such services in accordance with the Asset Allocation Fund’s investment objectives, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the Securities and Exchange Commission (the “SEC”), as supplemented from time to time. The Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage one or more sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the Advisory Agreement.

The Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to the Asset Allocation Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the Asset Allocation Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Asset Allocation Fund.

The Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisory Agreement provides that the Adviser will not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

The Asset Allocation Fund does not pay any fees to the Adviser under the Advisory Agreement in return for the advisory and asset allocation services provided by the Adviser and, accordingly, no fees were paid to the Adviser under the Advisory Agreement during the fiscal year ended June 30, 2005. The Asset Allocation Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Asset Allocation Fund invests.

Investment Adviser. The Adviser serves as investment adviser for all of the Funds of the Trust, including the Asset Allocation Fund. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors. As noted above, Allianz Global Investors, acting through a division, was the former investment adviser to the Trust. Allianz Global Investors was organized as a limited partnership under Delaware law in 1987. Allianz Global Investors’ sole general partner is Allianz-Paclife Partners LLC. Allianz Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz Global Investors. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Global Investors of America Holding Inc. is a wholly owned subsidiary of Allianz Global Investors Aktiengesellschaft (“Allianz Global Investors AG”), which is a wholly owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz Global

Investors. Allianz AG is a European-based, multinational insurance and financial services holding company. The address for Allianz Paclife Partners LLC, ADAM U.S. Holding LLC, Allianz Global Investors of America LLC, and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors AG is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. The address for Pacific Life is 700 Newport Center Drive, Newport Beach, California 92660.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to an Executive Committee. The Executive Committee of Allianz Global Investors consists of William S. Thompson, Jr. and David C. Flattum, a Nominee for Trustee of the Trust.

The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $582 billion of assets under management as of June 30, 2005.

The Adviser also serves as the administrator to all of the Funds of the Trust, including the Asset Allocation Fund. The Asset Allocation Fund pays monthly administrative fees to the Adviser at an annual rate of 0.40%, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. During the fiscal year ended June 30, 2005, the Asset Allocation Fund paid $79,000 in administrative fees to the Adviser. In addition, the Asset Allocation Fund indirectly pays its proportionate share of the administrative fees charged by the Adviser and Pacific Investment Management Company to the Underlying Funds in which the Fund invests.

The Fund pays fees to Allianz Global Investors Distributors LLC (the “Distributor”), the Trust’s principal underwriter and an affiliate of the Adviser, pursuant to Distribution and Servicing Plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. During the fiscal year ended June 30, 2005, the Asset Allocation Fund paid $168,000 pursuant to the Distribution and Servicing Plans.

Description of the Portfolio Management Agreement

It is proposed that the Asset Allocation Fund be added to the portfolio management agreement between the Adviser and RCM dated February 1, 2002 pursuant to the Addendum. The following discussion of the Portfolio Management Agreement is qualified in its entirety by reference to the form of Portfolio Management Agreement attached to this Proxy Statement as Appendix B. The Portfolio Management Agreement was approved on behalf of the Asset Allocation Fund by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on September 9, 2005.

The Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, RCM shall provide a continuous investment program for the Asset

Allocation Fund and determine the composition of the Asset Allocation Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Asset Allocation Fund. RCM would provide such services in accordance with the Asset Allocation Fund’s investment objective, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented and amended from time to time. For the services provided, the Adviser (not the Asset Allocation Fund) would pay RCM a monthly fee for the Asset Allocation Fund at the annual rate of 0.15% for the first $100,000 of the Asset Allocation Fund’s average daily net assets, 0.10% for the next $150,000 of assets, 0.05% for the next $750,000 of assets and 0.025% thereafter.

The Portfolio Management Agreement provides that it will continue in effect with respect to the Asset Allocation Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Asset Allocation Fund provided such continuance is approved at least annually (a) by a vote of the majority of the entire Board of Trustees or (b) by the vote of a majority of the outstanding voting securities of the Asset Allocation Fund, and provided that continuance is also approved by a vote of the majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or RCM, cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Management Agreement provides that it may not be materially amended with respect to the Asset Allocation Fund without a majority vote of the outstanding voting securities of the Asset Allocation Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC or by any applicable SEC rule, and also provides that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Management Agreement may be terminated at any time, without the payment of any penalty by (a) the Trust by a vote of the majority of the Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ notice to RCM, (b) by the Adviser upon 60 days’ written notice to RCM, or (c) by RCM upon 60 days’ written notice to the Trust.

The Portfolio Management Agreement provides that, except as required by applicable law, RCM and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of RCM’s obligations and duties under the agreement. In addition, the Portfolio Management Agreement provides that the Adviser and RCM shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party’s responsibilities to the Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the Trust’s registration statement made in reliance on information furnished by the indemnifying party.

Trustees’ Considerations. In approving the Portfolio Management Agreement, the Board, including the Independent Trustees, requested and evaluated information about RCM provided by RCM and the Adviser which, in RCM’s and the Adviser’s opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the Portfolio Management Agreement would be in the best interests of the Asset Allocation Fund and its shareholders.

The Board and the Independent Trustees evaluated the nature, extent and quality of the services to be provided by RCM, taking into account the relative complexity of managing the Asset Allocation Fund, the size of RCM’s staff and RCM’s assets under management, and the adequacy of RCM’s resources given the size and complexity of the Asset Allocation Fund. The Board and the Independent Trustees considered RCM’s in-house research capabilities as well as other resources available to RCM, including research services available to RCM as a result of securities transactions effected for the Funds it manages and other investment advisory clients of RCM. In this regard, the Board noted that the Asset Allocation Fund does not directly pay brokerage commissions because it invests only in Underlying Funds.

In particular, the Board and the Independent Trustees noted that Mr. Ara Jelalian, a dual employee of the Adviser and RCM, would continue to be the individual primarily responsible for the day-to-day management of the Asset Allocation Fund. The Board and the Independent Trustees considered the experience and professional qualifications of Mr. Jelalian and other investment personnel at RCM who would be providing portfolio management services to the Asset Allocation Fund as well as RCM’s reputation.

The Board and the Independent Trustees considered that the scope of the services to be provided by RCM were consistent with the Asset Allocation Fund’s operational requirements, including, in addition to its investment objective, compliance with the Asset Allocation Fund’s investment restrictions and tax and reporting requirements. The Board and the Independent Trustees noted that there were no expected changes to the investment advisory services or the manner they are provided to the Asset Allocation Fund as a result of the proposed Portfolio Management Agreement with RCM. The Board and the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided by RCM under the Portfolio Management Agreement.

The Board and the Independent Trustees considered investment performance relating to the Asset Allocation Fund as well as other Funds sub-advised by RCM. The Board and the Independent Trustees concluded that the performance record of the Asset Allocation Fund and the process used in managing the Asset Allocation Fund under Mr. Jelalian’s management was sufficient to merit approval of the Portfolio Management Agreement.

The Board and the Independent Trustees considered the fact that the Portfolio Management Agreement would have terms and conditions substantially identical to those of portfolio management agreements pursuant to which RCM and other affiliates of the Adviser provide sub-advisory services to other Funds of the Trust. The Board and the Independent Trustees noted that the Asset Allocation Fund will continue to pay no advisory fee to the Adviser and that the Adviser (not the Asset Allocation Fund) will pay RCM for its services under the Portfolio Management Agreement. The Board and the Independent Trustees also took into account that the indirect investment advisory fees and other expenses that the Asset Allocation

Fund bears through its investment in the Underlying Funds would not increase as a result of the new sub-advisory arrangement with RCM. The Board and the Independent Trustees concluded that the fees to be charged under the Portfolio Management Agreement represent reasonable compensation to RCM in light of the services to be provided.

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by RCM to other clients. The Trustees considered the procedures of RCM designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and RCM’s record in these matters. The Board and the Independent Trustees also received and considered information concerning RCM’s procedures with respect to the execution of portfolio transactions for the Underlying Funds that is sub-advises. In addition, the Board and the Independent Trustees noted that RCM would have broad discretion to allocate and reallocate the Asset Allocation Fund’s assets among the Underlying Funds (consistent with the Asset Allocation Fund’s investment objective and policies and asset allocation targets and ranges) and that RCM indirectly receives sub-advisory fees based on the asset size of Underlying Funds sub-advised by RCM. The Board and the Independent Trustees considered that RCM would have a financial incentive to invest the Asset Allocation Fund’s assets in Underlying Funds sub-advised by RCM. The Board and the Independent Trustees noted that RCM is legally obligated to disregard this financial incentive in making asset allocation decisions for the Asset Allocation Fund.

Based on their review, including their consideration of each of the factors referred to above, the Trustees and Independent Trustees concluded that the Portfolio Management Agreement, including the fees payable to RCM by the Adviser, are fair and reasonable to the Asset Allocation Fund and its shareholders given the scope and quality of the services to be provided to the Asset Allocation Fund and that the approval of the Portfolio Management Agreement was in the best interests of the Asset Allocation Fund and its shareholders. The Trustees and the Independent Trustees unanimously approved the Portfolio Management Agreement and recommended that shareholders approve the Portfolio Management Agreement as well.

Information about RCM. RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its holding company, RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of Allianz Global Investors and the Adviser. RCM’s sole member is RCM US Holdings LLC, which is a Delaware limited liability company. RCM US Holdings LLC is a wholly-owned subsidiary of Allianz Global Investors AG, which in turn, is a wholly-owned subsidiary of Allianz AG. The address for RCM US Holdings LLC is Four Embarcadero Center, 31st Floor, San Francisco, CA 94111. Allianz Global Investors AG’s address is Nymphenburger Strasse 112-116, 80636 Munich, Germany and Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. RCM was originally formed as a Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM provides advisory services to mutual funds and institutional accounts. As of June 30, 2005, RCM had approximately $20.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Information about the principal executive officer and each manager of RCM is provided below.

Principal Executive Officer	Principal Occupation
Udo Frank	Chief Executive Officer, RCM

Managers	Principal Occupation
Robert Jay Goldstein	Chief Operating Officer, RCM

Udo Frank	Chief Executive Officer, RCM

Theodore John Deutz	Head of Sales and Marketing, RCM

Peter Jon Anderson	Chief Investment Officer, RCM

The address of the individuals listed above is Four Embarcadero Center, San Francisco, CA 94111. As discussed above, Mr. Frank is a Nominee for election as a Trustee of the Trust.

Other Funds Managed by RCM. RCM does not provide investment advisory services to any other funds-of-funds, including those that invest in other mutual funds based on asset allocation targets.

Certain Trustees and Officers of the Trust. The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of the Adviser or RCM:

Name	Position with Trust	Position with Adviser or RCM
David C. Flattum	Trustee	Member of Management Board, Allianz Global Investors Fund Management LLC

E. Blake Moore, Jr.	President and Chief Executive Officer	Managing Director, Allianz Global Investors Fund Management LLC

Newton B. Schott, Jr.	Vice President, Chief Legal Officer and Secretary	Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC

Andrew J. Meyers	Vice President	Chief Operating Officer and Managing Director, Allianz Global Investors Fund Management LLC

Lawrence Altadonna	Assistant Treasurer	Senior Vice President, Allianz Global Investors Fund Management LLC

Brian S. Shlissel	Treasurer and Principal Financial and Accounting Officer	Executive Vice President, Allianz Global Investors Fund Management LLC

Udo Frank, a nominee for Trustee, is the Chief Executive Officer of RCM.

Brokerage and Research Services. Although the Asset Allocation Fund does not pay brokerage commissions directly, it indirectly incurs the brokerage expenses of the Underlying Funds in which it invests, some of whose portfolios are managed by RCM as sub-adviser. Transactions on stock exchanges and other agency transactions involve the negotiation and payment by an Underlying Fund of brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

When RCM places orders for the purchase and sale of portfolio securities for an Underlying Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, RCM intends to use its best efforts to obtain for such Underlying Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, RCM considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, RCM may receive research, statistical and quotation services from many of the broker-dealers with which an Underlying Fund’s portfolio transactions are placed. These services, which in some cases could otherwise be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to RCM in advising various of their clients (including the Asset Allocation Fund or an Underlying Fund), although not all of these services are necessarily useful and of value in managing any such Fund, and may be of greater use and value in managing RCM’s other clients. The advisory fees paid to RCM are not reduced because RCM receives such services.

As permitted by Section 28(e) of the 1934 Act, RCM may cause an Underlying Fund that it sub-advises to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to RCM an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of RCM to cause any such Underlying Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

RCM may cause an Underlying Fund to place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of RCM or the Adviser where, in RCM’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to SEC rules, a broker-dealer that is an affiliate of RCM or the Adviser may receive and retain compensation for effecting portfolio transactions for an Underlying Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Underlying Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

During the fiscal year ended June 30, 2005, the Asset Allocation Fund did not pay any brokerage commissions to any broker then affiliated with RCM or the Adviser. However, certain Underlying Funds may have paid brokerage commissions to brokers affiliated with RCM or the Adviser during that period.

Required Vote

Approval of the Portfolio Management Agreement will require the affirmative vote of a “majority of the outstanding voting securities” of the Asset Allocation Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Asset Allocation Fund or (2) 67% or more of the shares of the Asset Allocation present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of that Fund are present or represented by proxy. Therefore, in order for this Proposal II to be approved, more than 50% of the Asset Allocation Fund’s shares must be present at the Meeting or represented by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE ASSET ALLOCATION FUND VOTE FOR PROPOSAL II.

III. APPROVAL OF CHANGES TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires a registered investment company, such as the Funds, to have “fundamental” investment restrictions governing certain of its investment practices. An investment restriction is “fundamental” if it can be changed only with the approval of a majority of the outstanding voting securities of the investment company. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. Certain of the Funds’ fundamental investment restrictions are not required by the 1940 Act and were adopted over the years in response to regulatory, business or industry requirements or conditions that are no longer in effect. In addition, because certain groups of Funds were originally organized as part of different fund families that over the years became part of the Trust, many of the Funds’ fundamental investment restrictions relating to the same activity are not consistent with one another. These inconsistencies could cause difficulty in monitoring compliance among the Funds.

The Trustees have reviewed each Fund’s fundamental investment restrictions and are proposing to eliminate those fundamental investment restrictions that are not required by the 1940 Act and to simplify, modernize (in light of current regulatory requirements) and make more consistent those fundamental investment restrictions that are required. In certain instances, it is proposed that fundamental investment restrictions be revised to permit flexibility to the extent permitted by the 1940 Act, rules adopted under the 1940 Act or applicable interpretations of the SEC or its staff. The Trustees believe that the proposed changes will enhance the ability of the Adviser and each sub-adviser of the Funds of the Trust (the “Sub-Advisers”) to manage the Funds’ assets. In addition, the Trustees believe that the proposed changes will simplify the process of monitoring the Funds’ compliance with their investment restrictions.

Although it is proposed that fundamental investment restrictions relating to certain investment practices be eliminated or revised to permit flexibility, in many cases a Fund will continue to be subject to restrictions on those investment practices. However, these investment restrictions are not fundamental and, to the extent permitted by applicable law, may be changed by the Board of Trustees without shareholder approval. The actual investment strategies and practices of the Funds are not currently expected to change as a result of the proposed changes to the fundamental investment restrictions, although, with the approval of the Board of Trustees, the Adviser or Sub-Advisers may change those strategies and practices in the future.

The proposed elimination of or revisions to certain of the fundamental investment restrictions of the Funds are discussed below. The following summaries of the Funds’ current fundamental investment restrictions are qualified by reference to the actual text of the restrictions set forth in Appendix C. The table in Appendix C sets out in the left hand column the current fundamental investment restrictions of each Fund that are proposed to be eliminated or changed in this Proxy Statement and, if applicable, the proposed change to each such restriction in the right hand column.

Proposals

III-A. Eliminate fundamental investment restrictions relating to the purchase of illiquid securities.

Affected Funds: RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

Each affected Fund is subject to a fundamental investment restriction that limits investment in illiquid securities to no more than 15% of the Fund’s net assets, except for the RCM Mid-Cap Fund, which may invest no more than 5% of its net assets in illiquid securities, and the RCM International Growth Equity Fund, which may invest no more than 10% of its net assets in illiquid securities. If this proposal is approved, the fundamental investment restriction of each affected Fund relating to the purchase of illiquid securities will be eliminated. The affected Funds will continue to be subject to the SEC staff’s position with respect to the purchase of illiquid securities, as it may change from time to time. The current SEC staff position generally limits a Fund’s investments in illiquid securities to 15% of its net assets.

The 1940 Act does not require that a mutual fund have a fundamental investment restriction regarding investments in illiquid securities. The Trustees propose the elimination of this restriction to simplify and standardize the Funds’ fundamental investment restrictions and to give the Funds the flexibility to invest in illiquid securities to the extent provided by the 1940 Act, rules adopted under the 1940 Act or positions of the SEC or its staff.

If this proposal is adopted, the RCM Mid-Cap Fund and the RCM International Growth Fund will be permitted to invest in illiquid securities to a greater extent than they are currently. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees.

III-B. Eliminate fundamental investment restrictions relating to investments in other investment companies.

Affected Funds: RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

Each affected Fund has a fundamental investment restriction that generally limits its holdings in investment company securities to no more than 10% of the Fund’s total assets (5% in the case of the RCM Mid-Cap Fund). The Trustees propose that this fundamental investment restriction be eliminated. The 1940 Act imposes limitations on an investment company’s ability to purchase and sell securities of other investment companies, but these restrictions need not be fundamental policies. In particular, unless otherwise permitted under SEC regulations or exemptive relief or other applicable laws, the 1940 Act generally prohibits a Fund from investing more than 10% of the value of its total assets in other investment companies in the aggregate and 5% of its total assets in any one investment company. Additionally, unless otherwise permitted under SEC regulations or exemptive relief or other applicable laws, the 1940 Act provides that no Fund may acquire more than 3% of the outstanding voting stock of any other investment company. If this proposal is approved, each affected Fund will be able to invest in other investment companies to the extent allowed by the 1940 Act, SEC rule or order and the Funds’ investment policies.

Investment in other investment companies may involve duplication of certain fees and expenses, but the Trustees believe that, with respect to the RCM Mid-Cap Fund, the proposal will provide enhanced flexibility to take advantage of investment opportunities and, for each other affected Fund, may provide additional flexibility to the Funds if and to the extent regulatory changes occur or the Funds’ receive exemptive relief more permissive than the current restrictions under the 1940 Act.

III-C. Eliminate fundamental investment restrictions relating to the transactions in securities with interested persons.

Affected Funds: RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

Each affected Fund has a fundamental investment restriction generally prohibiting transactions in portfolio securities between the Fund and officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers. The Trustees are proposing that this restriction be eliminated in order to provide the affected Funds with additional investment flexibility.

This restriction has not been adopted by other Funds of the Trust and is not required by law. Section 17(a) of the 1940 Act limits the ability of an affiliated person of a fund (a “first-tier affiliate”), or an affiliated person of that person (a “second-tier affiliate”), to engage in securities transactions with the fund when acting as a principal unless certain conditions are met. Section 17(e) of the 1940 Act limits a first-tier or second-tier affiliate’s ability to engage in securities transactions with the fund when acting as an agent. While it is not clear that this investment restriction would preclude such transactions, an affected Fund may be prevented from engaging in transactions that are otherwise permitted by the 1940 Act and the rules adopted thereunder or applicable exemptive relief, but which may be in the affected Fund’s best interest. The affected Funds currently abide by restrictions on affiliated person transactions established by the 1940 Act and the rules adopted thereunder and intend to continue to abide by such restrictions, as they may be amended from time to time. Accordingly, the Trustees believe that eliminating this investment restriction would be in the best interests of each affected Fund and its shareholders.

III-D. Eliminate the fundamental investment restriction relating to joint trading of securities.

Affected Fund: RCM Mid-Cap

The affected Fund has a fundamental investment restriction that it may not participate on a joint or a joint and several basis in any trading account in securities. The Trustees are proposing that this restriction, which is not required to be a fundamental policy, be eliminated in order to provide the affected Fund with the maximum amount of investment flexibility. The 1940 Act places restrictions on the ability of a Fund to participate in joint transactions with affiliates, such as other Funds of the Trust. If this proposal is approved, the affected Fund would, among other things, have the ability to use joint accounts with other Funds of the Trust for the investment of cash collateral and uninvested cash balances, which could benefit the affected Fund by reducing transaction costs and creating administrative efficiencies. The use of joint accounts for such purposes would be subject to conditions established by the SEC staff, including, among other conditions, that the joint accounts be operated in accordance with procedures adopted by the Board.

III-E. Eliminate the fundamental investment restriction relating to the purchase and sale of stock index futures.

Affected Fund: RCM Mid-Cap

The affected Fund has a fundamental investment restriction that it may not purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of margin deposits on the affected Fund’s existing futures positions and premium paid for related options would exceed 5% of the market value of the affected Fund’s total assets. If this proposal is approved, this restriction will be eliminated.

This fundamental investment restriction has not been adopted by other Funds of the Trust and is not required by law. The Trustees believe that eliminating this investment restriction will provide the affected Fund greater investment flexibility. Even if this restriction is eliminated, the Fund’s ability to engage in these transactions would be limited by any restriction imposed under applicable law and by the Trustees. Any restriction imposed by the Trustees would be subject to change without notice.

III-F. Revise the fundamental investment restrictions relating to borrowings.

Affected Funds: AMM Asset Allocation, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target, RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

If this proposal is approved, the fundamental investment restriction of each affected Fund relating to borrowing will be revised. The proposed revised fundamental investment restriction is set forth below:

The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The Trustees are proposing that the affected Funds’ fundamental investment restrictions on borrowing be liberalized to allow the affected Funds to borrow money to the maximum extent permitted by law. The Trustees believe that having a standard fundamental policy relating to borrowing for all Funds will simplify compliance monitoring, facilitate standard borrowing arrangements for the Funds and provide maximum investment flexibility as permitted under the 1940 Act. The 1940 Act generally prohibits a fund from borrowing unless the fund borrows from a bank and maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary administrative purposes. Certain trading practices, such as reverse repurchase agreements, options, futures, options on futures, and forward foreign currency contracts, may constitute a borrowing and may be subject to the 1940 Act restrictions on borrowings.

If this proposal is approved, some of the affected Funds will be allowed to borrow in situations and under circumstances in which they were previously not allowed to borrow. Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities. The Funds do not intend to change their current practices with respect to borrowing as a result of this proposed change, although, with the approval of the Board of Trustees, the Adviser or Sub-Advisers may change those practices in the future.

III-G. Eliminate fundamental investment restrictions relating to diversification.

Affected Funds: CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target, RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

Each of the affected Funds is subject to one or more fundamental investment restrictions relating to investments in a single issuer. In particular, in the case of the OCC Renaissance Fund, PEA Growth Fund, PEA Opportunity Fund and PEA Target Fund, each such Fund may not acquire more than 10% of the voting securities of any issuer, both with respect to the Fund and to such other Funds in the aggregate. The Trustees are proposing that these restrictions be eliminated.

Each affected Fund, except for the RCM Financial Services, RCM Global Technology, RCM Global Healthcare, RCM Global Resources, RCM Biotechnology and RCM International Growth Equity Funds, is classified as “diversified” under the 1940 Act, which means that each such affected Fund is subject to certain statutory restrictions that limit the percentage of the Fund’s assets invested in a single issuer. In addition, each Fund (including the Funds that are “non-diversified” under the 1940 Act) are subject to diversification tests under the Internal Revenue Code of 1986, as amended. These investment restrictions need not be fundamental policies. However, the affected Funds are currently subject to fundamental investment restrictions concerning investments in a single issuer that are similar to, or even more restrictive than, those of the statutory diversification tests. The Trustees propose the elimination of these fundamental investment restrictions to simplify and standardize the Funds fundamental investment restrictions.

Should an affected Fund that is diversified desire to become non-diversified in the future, the Fund would need to obtain a shareholder vote approving its reclassification from diversified to non-diversified. Until such Fund achieves such a shareholder vote, the Fund must continue to comply with the diversification requirements of the 1940 Act.

III-H. Eliminate the fundamental investment restriction relating to investments in foreign securities.

Affected Fund: RCM Mid-Cap

The affected Fund has a fundamental investment restriction that it may not invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the affected Fund’s total assets. The Trustees recommend that this investment restriction be eliminated.

This restriction has not been adopted by other Funds of the Trust and the 1940 Act does not require that a mutual fund have a fundamental restriction regarding investments in foreign securities. The Trustees believe that the elimination of this fundamental investment restriction will give the affected Fund additional investment flexibility for purposes of pursuing its investment objective. Although the affected Fund does not have a current intention to increase its exposure to foreign securities, with the consent of the Board of Trustees, the Adviser or Sub-Adviser may change the Fund’s investment restriction relating to foreign securities in the future.

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. issuer standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage and market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country.

III-I. Revise the fundamental investment restrictions relating to the issuance of senior securities.

Affected Funds: AMM Asset Allocation, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target, RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

If this proposal is approved, the fundamental investment restrictions of each affected Fund relating to the issuance of senior securities will be revised. Each affected Fund will become subject to the following fundamental investment restriction:

The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The 1940 Act imposes limitations on an open-end investment company’s ability to issue senior securities. The term “senior security,” which is defined in the 1940 Act, generally means any security evidencing indebtedness of an investment company (e.g., a bond or note) or any class of shares of an investment company having priority over any other class as to the investment company’s assets or earnings. The SEC staff permits investment companies to engage in certain trading practices that may be considered to involve the issuance of senior securities (e.g., short sales, reverse repurchase agreements, futures contracts) provided that certain conditions are satisfied. Under the proposed investment restriction, the affected Funds would be permitted to engage in transactions that could be deemed to involve the issuance of senior securities only in accordance with applicable regulatory requirements under the 1940 Act.

The proposed investment restriction is intended to simplify and standardize the language of the Funds’ policies concerning senior securities, and to permit each affected Fund to take full advantage of all investment flexibility permitted under applicable law. Although the Funds do not intend to change their current practices with respect to the issuance of senior securities as a result of this proposed change, with the approval of the Board of Trustees, the Adviser or Sub-Advisers may change those practices in the future.

III-J. Revise the fundamental investment restriction relating to underwriting of securities.

Affected Fund: RCM Mid-Cap

If this proposal is approved, the fundamental investment restriction of the affected Fund relating to the underwriting of securities issued by others will be revised. The affected Fund will become subject to the following revised fundamental investment restriction:

The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

The primary purpose of this proposal is to eliminate minor differences in the wording of the affected Fund’s current fundamental investment restriction on underwriting securities to achieve consistency with the fundamental investment restrictions of other Funds of the Trust.

III-K. Eliminate the fundamental investment restriction relating to investments made for the purpose of exercising control or management.

Affected Funds: RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

Each affected Fund has a fundamental investment restriction that it may not invest in companies for the purpose of exercising control or management. If this proposal is approved, this restriction will be eliminated. This fundamental investment restriction has not been adopted by other Funds of the Trust and is not required by the 1940 Act.

The Trustees propose the elimination of this investment restriction to make clear that each affected Fund may exercise its rights as a shareholder in the various companies in which it invests, for example, by exercising its right to vote shares which it owns in opposition to or support of a company’s management.

III-L. Revise the fundamental investment restrictions relating to making loans.

Affected Funds: AAM Asset Allocation, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target, RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

If this proposal is approved, the fundamental investment restriction of each affected Fund relating to making loans will be revised. The proposed revised fundamental restriction is set forth below:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

The Trustees are proposing this revision in order to simplify and standardize the language of the restriction for each affected Fund and to give certain affected Funds more flexibility to maximize lending capabilities. Under current SEC staff guidelines on securities lending, a Fund may not have on loan at any given time securities representing more than one-third of its total assets. The existing fundamental investment restrictions of certain of the affected Funds limit securities lending to no more than 25% of such affected Fund’s total assets, and in the case of the RCM Mid-Cap Fund, to no more than 10%. If this proposal is approved, each affected Fund will be able to lend its portfolio securities to the maximum extent permitted by law. The Trustees believe that the proposed revision will provide the affected Funds with greater ability to respond more effectively to regulatory, industry and market developments and to increase income from securities lending.

For the purpose of achieving income, a Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

III-M. Revise the fundamental investment restrictions relating to investments in commodities.

Affected Funds: AMM Asset Allocation, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Value, PEA Growth & Income, RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

If this proposal is approved, the fundamental investment restriction of each affected Fund relating to investments in commodities will be revised as set forth below:

The Fund may not purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.

This proposed revised investment restriction is intended to simplify and standardize the language of the affected Fund’s policies concerning commodities. In particular, the revised investment restriction makes clear that the Funds may use various financial instruments (e.g., futures contracts) which may constitute commodities under the Commodities Exchange Act, but which do not require the delivery of physical commodities. The Funds do not intend to change their current practices with respect to commodities as a result of this proposed change, although, with the approval of the Board of Trustees, the Adviser or Sub-Advisers may change those practices in the future.

III-N. Eliminate fundamental investment restrictions relating to purchasing securities on margin.

Affected Funds: CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Value, PEA Growth & Income, RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

If this proposal is approved, the fundamental investment restriction of each affected Fund relating to purchasing securities on margin will be eliminated. Margin purchases involve the purchase of securities with money borrowed from a broker. The 1940 Act generally limits a fund’s ability to leverage its portfolio through the issuance of senior securities and through borrowing. If this investment restriction is eliminated, the affected Funds would be permitted to purchase securities on margin only in accordance with applicable regulatory requirements under the 1940 Act.

The 1940 Act does not require that a mutual fund have a fundamental investment restriction regarding purchasing securities on margin. The Trustees propose the elimination of this restriction to simplify and standardize the Funds’ fundamental investment restrictions.

III-O. Eliminate fundamental investment restrictions relating to repurchase agreements.

Affected Funds: RCM Biotechnology, RCM Financial Services, RCM Global Healthcare, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth

Each affected Fund is subject to a fundamental investment restriction that it may not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% (15% in the case of the RCM Targeted Core Growth Fund) of the value of the Fund’s total assets. The Trustees are proposing that this investment restriction be eliminated.

This fundamental investment restriction has not been adopted by other Funds of the Trust, and the 1940 Act does not require that a mutual fund have such an investment restriction. The Trustees believe that eliminating this investment restriction will provide the affected Funds greater investment flexibility. Repurchase agreements with maturities in excess of seven days are considered to be illiquid. The affected Funds will continue to be subject to the SEC staff’s position with respect to the purchase of illiquid securities, discussed above under Proposal III-A.

III-P. Eliminate fundamental investment restrictions relating to short sales.

Affected Fund: RCM Mid-Cap

The affected Fund has a fundamental investment restriction that it may not make short sales of securities. This restriction has not been adopted by other Funds of the Trust and is not required by the 1940 Act. If this proposal is approved, this restriction will be eliminated and the affected Fund will be able to engage in short sales subject to the Fund’s other investment policies and the requirements of the 1940 Act. Under the 1940 Act, a Fund is generally restricted from making short sales unless (i) the sale is “against the box” and the securities sold are segregated, or (ii) the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made “against the box” if a Fund sells a security it does not own in anticipation of a decline in market price. The Trustees believe that the proposed elimination of this investment restriction will enhance investment flexibility and could assist the affected Fund in achieving its investment objectives. Although the Fund does not intend to change its current practices with respect to short sales as a result of this proposed change, with the approval of the Board of Trustees, the Adviser or Sub-Adviser may change those practices in the future.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Losses from short sales can theoretically be unlimited, although a Fund will be required to “cover” its exposure under any short position, which will require it to monitor and possibly close out its short positions.

Required Vote

Each Fund will vote separately from each other Fund with respect to its fundamental investment restrictions. In addition, each proposed elimination of or change to a Fund’s fundamental investment restrictions will be voted on separately from the other changes or eliminations proposed for that Fund. No proposal to eliminate or change a fundamental investment restriction is contingent upon the approval of any other such proposal. Therefore, it may be the case that some of a Fund’s fundamental investment restrictions will be changed or eliminated as proposed, and others will not.

For each Fund, the required vote for approval of the proposed elimination of or revisions to its fundamental investment restrictions is the lesser of (1) 67% of the shares of the Fund represented at the Meeting and entitled to vote, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Fund. If the required approval of a change to a fundamental investment restriction is not obtained for a Fund, that Fund’s existing restriction will continue in effect, and the Trustees will consider such alternative actions as may be in the best interests of the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH PROPOSED ELIMINATION OR CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS AS SET FORTH IN THIS PROPOSAL III.

IV. TRUST INFORMATION

This section provides certain information about the Trust, including information about its investment adviser, principal underwriter, administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

The Trust is an open-end management investment company (“mutual fund”) organized in 1990 as a business trust under the laws of Massachusetts. The Trust currently consists of thirty-one separate investment series. The address of the Trust is 2187 Atlantic Street, Stamford, CT 06902.

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (the “Adviser”), with principal offices at 1345 Avenue of the Americas, 50th Floor, New York, New York 10105, serves as the investment adviser and administrator for the Funds. As described above under “Approval of the Portfolio Management Agreement – Investment Adviser,” the Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors, which in turn is a majority-owned indirect subsidy of Allianz AG.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract with the Trust. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), 1055 Broadway, Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Representatives of PricewaterhouseCoopers LLP will be available at the Meeting by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

The following tables set forth for the Trust’s two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Adviser and

Sub-Advisers (other than unaffiliated Sub-Advisers) and any entity controlling, controlled by or under common control with the Adviser or affiliated Sub-Advisers that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Funds’ operations and financial reporting:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2005	$650,992	$99,026	$124,550	$50,000
June 30, 2004	$580,365	$75,313	$77,850	$0

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years. “Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years. The Adviser, in its role as administrator, bears the cost of these audit services at its own expense under its administration agreement with the Funds.

To the extent required by applicable regulations, the Audit Oversight Committee must approve in advance all audit and non-audit services rendered to the Trust by the Independent Registered Public Accounting Firm and all non-audit services to the Service Entities, if the engagement relates directly to the operations and financial reporting of the Trust. Such services may also be approved by a designated member of the Audit Oversight Committee if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $150,000 for audit services, and $150,000 for audit-related services, tax services and non-audit services provided to Service Entities or other permitted services. During the last two fiscal years, no services described above under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the “de minimis” exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the Funds’ two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

Entity	Aggregate Non-Audit Fees Billed to Entity
	June 30, 2005	June 30, 2004
Allianz Funds	$273,576	$153,163
Service Entities	$3,527,522	$2,911,933

The Trust’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Trust’s Service Entities that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

The following table sets forth amounts the Independent Registered Public Accounting Firm billed to the Trust’s Service Entities for services required to be pre-approved by the Audit Oversight Committee.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2005	$585,123	$2,408,478	$533,921
June 30, 2004	$1,138,709	$1,737,598	$35,626

Executive Officers

The following table provides information about the current executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, the business address of the persons listed below is 2187 Atlantic Street, Stamford, CT 06902.

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Age 47	President and Chief Executive Officer	1 year	Chief Executive Officer, Allianz Global Investors Distributors LLC and Executive, Allianz Global Investors Fund Management LLC (since August 2004). Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC. Formerly, Managing Director, Nicholas Applegate Holdings LLC, Nicholas Applegate Securities LLC and Nicholas Applegate Securities International. Formerly, Chairman, President and Director, Nicholas-Applegate Institutional Funds, the Nicholas-Applegate Fund Inc. and Nicholas Applegate Southeast Asia Fund.

Newton B. Schott, Jr. Age 63	Vice President, Chief Legal Officer and Secretary	8 years	Managing Director, Chief Administrative Officer, General Counsel and Secretary, Allianz Global Investors Distributors LLC and Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC. Vice President, Chief Legal Officer and Secretary, Allianz Funds. Executive Vice President and Secretary, Municipal Advantage Fund, Inc., and Secretary, Fixed Income SHares. Vice President, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund.

Andrew J. Meyers Age 44	Vice President	Less than 1 year	Chief Operating Officer and Managing Director, Allianz Global Investors Fund Management LLC and Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Brian S. Shlissel Age 40	Treasurer and Principal Financial and Accounting Officer	Less than 1 year	Executive Vice President, Allianz Global Investors Fund Management LLC. Trustee, President and Chief Executive Officer, Premier VIT. President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Richard H. Kirk Age 44	Assistant Secretary	Less than 1 year	Senior Vice President, Associate General Counsel, Allianz Global Investors (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc. (2000-2002).

Lawrence G. Altadonna Age 39	Assistant Treasurer	Less than 1 year	Assistant Treasurer, Allianz Funds. Senior Vice President, Allianz Global Investors Fund Management LLC. Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, PIMCO Global StocksPLUS & Income Fund and Nicholas-Applegate International & Premium Strategy Fund. Treasurer, Fixed Income SHares. Assistant Treasurer, Premier VIT.

Youse Guia Age 32	Chief Compliance Officer	1 year	Senior Vice President, Group Compliance Manager, Allianz Global Investors (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee or Nominee who is an “interested person” of the Trust with affiliated persons or principal underwriter of the Trust:

Name	Positions held with affiliated persons or principal underwriter of the Trust
E. Blake Moore, Jr.	Chief Executive Officer, Allianz Global Investors Distributors LLC and Managing Director, Allianz Global Investors Fund Management LLC.

Newton B. Schott, Jr.	Managing Director, General Counsel and Secretary, Allianz Global Investors Distributors LLC and Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC. Vice President, Chief Legal Officer and Secretary, Allianz Funds. Executive Vice President and Secretary, Municipal Advantage Fund, Inc., and Secretary, Fixed Income SHares. Vice President, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund.

David C. Flattum	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors; member of Management Board, Allianz Global Investors Fund Management LLC; Director of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC; PIMCO Advisors Holdings LLC; Director, Chief Executive Officer, Oppenheimer Group, Inc.

Andrew J. Meyers	Chief Operating Officer and Managing Director, Allianz Global Investors Fund Management LLC; Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC and Managing Director, Executive Vice President and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel	Executive Vice President, Allianz Global Investors Fund Management LLC. Trustee, President and Chief Executive Officer, Premier VIT. President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Richard H. Kirk	Senior Vice President, Associate General Counsel, Allianz Global Investors.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC. Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, PIMCO Global StocksPLUS & Income Fund and Nicholas-Applegate International & Premium Strategy Fund. Treasurer, Fixed Income SHares. Assistant Treasurer, Premier VIT.

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global Investors. Chief Compliance Officer, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Funds is set forth in Appendix D.

Regulatory and Litigation Matters

On September 13, 2004, the Adviser, PEA Capital LLC (“PEA”) and the Distributor reached an agreement with the SEC in settlement of a complaint filed against the Adviser, PEA and the Distributor in the U.S. District Court in Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged “market timing” arrangement involving trading of shares of the PEA Growth Fund, PEA Opportunity Fund, PEA Innovation Fund and PEA Target Fund. Under the terms of the settlement, the Adviser, PEA and the Distributor consented to the entry of an order by the SEC (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Adviser, PEA and the Distributor agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires the Adviser, PEA and the Distributor to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the SEC staff and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to “market timing” and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10 million disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with the Distributor and PEA and their parent, Allianz Global Investors, in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, PEA Opportunity Fund, PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz Global Investors, the Distributor and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, the Adviser, PEA and the Distributor reached an agreement with the SEC in settlement of a subpoena issued to the Distributor on January 21, 2004 by the SEC captioned “Morgan Stanley (P-01021)” relating to “revenue sharing” and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, the Adviser, PEA and the Distributor consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Adviser and Distributor agreed to pay jointly a civil money penalty of $4 million, PEA agreed to pay a civil money penalty of $1 million and the Adviser, PEA and the Distributor agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf space arrangements and is equal to the amount which was alleged to have been to the Distributor’s benefit. Those amounts were paid on September 15, 2004.

In a related action, the Distributor reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz Global Investors relating to “revenue sharing” and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, the Distributor agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, the Adviser, PEA, the Distributor and certain of their affiliates and employees, the Funds, the Funds’ Sub-Advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing” and they have been transferred to and consolidated into a single action in the U.S. District Court of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shared of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits that are derivative actions are discussed in more detail below. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above and seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Adviser, the Distributor and the Trust believe that other similar lawsuits may be filed in federal and state courts naming Allianz Global Investors, the Distributor, the Sub-Advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Adviser, PEA and the Distributor based on essentially the same circumstances as those cited in the 2004 settlements with the SEC and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that the Adviser, PEA and the Distributor improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by the Adviser and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, the Adviser, PEA and the Distributor, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with the Adviser in separate claims alleging improper “market timing” and/or “late trading” of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorneys’ fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported “market timing” activity in certain Funds that is the subject of the regulatory proceedings discussed above. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court. On August 15, 2005, the U.S. District Court for the Central District of California vacated Plaintiff’s Motion to Remand pending the JPML’s determination on transfer.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Adviser, PEA, the Distributor and/or Allianz Global Investors, they and their affiliates (including the Sub-Advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/Sub-Adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC under Section 9(a) concerning the status of the New Jersey Settlement, the Adviser, PEA, the Distributor, Allianz Global Investors and certain of their affiliates (including the Sub-Advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against the Adviser, PEA or the Distributor, then Allianz Global Investors, the Adviser and certain of their affiliates would, in turn, seek exemptive relief from the SEC under Section 9(c) of the 1940 Act with respect to that matter, although there is no assurance that such exemptive relief would be granted.

Of the ten “market timing” actions discussed above, five of them are derivative actions: Robert Rubin v. Pacific Investment Management Company LLC, et al (S.D.N.Y. Mar. 15, 2004); Donna Alexander, Derivatively on Behalf of the PIMCO High Yield Fund v. Guilford C. Babcock, et al (C.D. Cal. Mar 22, 2004); Anil Kapoor, Derivatively on Behalf of the PIMCO Money Market Fund v. Guilford C. Babcock, et al (C.D. Cal. Mar. 22, 2004); Jack McBride and James Oshode, Derivatively on Behalf of the PIMCO Total Return Fund et al v. Allianz Dresdner Asset Management of America L.P., et al (C.D. Cal. Mar. 22, 2004); and Edward I. Segel IRA f/u/b/o Edward I. Segel and Iris Segel IRA f/u/b/o Ins Segel, Derivatively on Behalf of the PIMCO Total Return Fund et al v. Allianz Dresdner Asset Management of America L.P., et al (C.D. Cal. Apr. 28, 2004).

These derivative actions have been consolidated in a “market timing” multi-district litigation (MDL-15863) in the U.S. District Court for the District of Maryland under the lead case McBride v. Asset Management of America L.P. et al. A consolidated amended fund derivative complaint was filed on September 29, 2004. The complaint, which seeks to recover damages for the funds for harm inflicted upon them as a result of “market timing” and “late trading,” alleges violations of Sections 36(b), 36(a), 47 and 48 of the 1940 Act, violations of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, breach of contract, the aiding and abetting of the breach of fiduciary duty, unjust enrichment, common law interference of contract and civil conspiracy. The plaintiffs name the following Allianz-affiliated defendants: Allianz Global Investors; the Adviser; PEA; Cadence Capital Management LLC; NFJ Investment Group L.P.; Nicholas-Applegate Capital Management LLC; RCM; Parametric Portfolio Associates; the Distributor; and former employees Stephen J. Treadway and Kenneth W. Corba. The plaintiffs also name the Independent Trustees of the Trust. The fund derivative plaintiffs are seeking, among other things, removal of the Trustees of the Trust, removal of the Adviser and Distributor defendants, disgorgement of all management fees and other compensation paid to the Adviser and monetary damages.

V. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on September 16, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The holders of 30% of the shares of each Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of such Fund at the Meeting, although it is necessary for more than 50% of the shares of each Fund to be represented in person or by proxy at the Meeting in order for all proposals other than Proposal I to be approved.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. With respect to each proposal other than Proposal I, so long as a quorum is present, abstentions and broker non-votes will have the same effect as negative votes on the matter presented for consideration. With respect to Proposal I, so long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

If sufficient favorable votes for one or more of the proposals have been received by the time of the Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of the Adviser, its affiliates and other representatives of the Trust. The Trust has retained The Altman Group, Inc. to aid in the solicitation of proxies (which is estimated to cost approximately $3,353,284), and this cost and the costs of preparing, printing and mailing this proxy statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) will be split equally by the Adviser and the Funds.

Methods of Voting

Electronic Voting: In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to The Altman Group, Inc. by the Trust, then a representative can record your instructions over the phone and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of The Altman Group, Inc. if the Trust has not yet received your vote.

Voting by Mail or Facsimile: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the Proxy Statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust is required to hold a shareholder meeting beginning with this election in 2005 and once every five years thereafter for the purpose of electing Trustees. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Election of a Board of Trustees – Shareholder Communications with the Board,” any such proposals should be submitted to Allianz Funds, c/o Chief Legal Officer, 2187 Atlantic Street, Stamford, Connecticut, 06902, Attention: Board of Trustees.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present are proposals 1 through 3 in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-426-0107. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Adviser in writing at Allianz Global Investors Fund Management LLC, C/O PFPC, PO Box 9688, Providence, RI 02940, or by telephone at 1-800-426-0107, or contact your financial service firm.

Appendix A

ALLIANZ FUNDS

(formerly known as PIMCO FUNDS: MULTI-MANAGER SERIES)

Nominating Committee Charter

(Adopted as of June 2, 2004)

The Board of Trustees (the “Board”) of Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (the “Trust”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of the Committee is the screening and nomination of candidates for election to the Board as independent trustees.

Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser or subadvisers; (iv) shareholders of any series of the Trust (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Recommendation of Candidates to the Board

The Committee will recommend to the Board the Trustee candidates that it deems qualified to serve as independent trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Exhibit A

Procedures for Shareholders to Submit Nominee Candidates

(As of June 2, 2004)

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to the Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

FORM OF PORTFOLIO MANAGEMENT AGREEMENT*

AGREEMENT, made this 1st day of February, 2002 between [Allianz Global Investors Fund Management LLC] (“the Adviser”), a Delaware limited liability company, and [RCM Capital Management LLC], (the “Portfolio Manager”), a Delaware limited liability company.

WHEREAS, [Allianz Funds] (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, each of the Funds (as defined below) has entered into an Agreement and Plan of Reorganization (the “Plan”) with series of the Trust dated November 12, 2001 pursuant to which the Funds will be restructured into series of the Trust, effective as of the Exchange Date (as defined in the Plan); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Amended and Restated Investment Advisory Agreement dated as of May 5, 2000, as supplemented from time to time, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

*	Please note that the parties and names in brackets in this Appendix B reflect the current parties to the Agreement and current names of the parties, the Trust and the Funds. The Adviser assumed the duties of the Trust’s prior investment adviser under this Agreement pursuant to a Novation Agreement dated September 30, 2002. Similarly, former series of the Trust that were previously covered by this Agreement but which have been merged or liquidated have been removed from the schedule to this Agreement. The names of the Adviser, Portfolio Manager, the Trust and certain Funds have changed since the date of this Agreement.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1.	Appointment. The Adviser hereby appoints [RCM Capital Management LLC] to act as Portfolio Manager to RCM Global Equity, RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap, RCM Balanced, [RCM Targeted Core Growth], RCM Biotechnology, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.	Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies, or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

a.	Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

b.	Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

c.	Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

d.

May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the

Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

e.	Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

f.	Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

g.	Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

h.	Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

i.	Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3.	Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, including any portion thereof on file with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, including any portion thereof on file with the SEC.

4.	Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

a.	Expenses of all audits by the Trust’s independent public accountants;

b.	Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

c.	Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

d.	Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

e.	Expenses of obtaining Portfolio Activity Reports for each Fund;

f.	Expenses of maintaining the Trust’s tax records;

g.	Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

h.	Taxes, if any, levied against the Trust or any of its series;

i.	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

j.	Costs, including the interest expenses, of borrowing money;

k.	Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the registration of shares with federal and state securities or insurance authorities;

l.	The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

m.	Costs of printing stock certificates, if any, representing Shares of the Trust;

n.	Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

o.	The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

p.	Association membership dues;

q.	Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

r.	Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5.	Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6.	Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7.	Compliance.

a.	The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

b.	The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.	Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10.	Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.	Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12.	Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13.

Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14.	Duration and Termination. This Agreement shall be executed and shall take effect with respect to each Fund on the Exchange Date (as defined in the Plan) immediately following the consummation of the transactions relating to such Fund contemplated by the Plan, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to such Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be or have been granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

a.	by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

b.	by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

c.	by the Adviser at any time, without the payment of any penalty upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15.	Use of Name. It is understood that the name “Dresdner RCM Global Investors LLC” or “Dresdner RCM” or any derivative thereof or logo associated with those names are the valuable property of [RCM Capital Management LLC] and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos).

16.	Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

17.	Miscellaneous.

a.	This Agreement shall be governed by the laws of California, provided that, nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b.	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c.	If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

[ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC]

By:
Name:
Title:

[RCM CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

Schedule to Portfolio Management Agreement

FUND	PORTFOLIO MANAGER	ANNUAL FEE RATE
RCM Global Small-Cap Fund	[RCM Capital Management LLC]	0.90%
RCM Global Technology Fund	[RCM Capital Management LLC]	0.85%
RCM Global Healthcare Fund	[RCM Capital Management LLC]	0.70%
RCM Large-Cap Growth Fund	[RCM Capital Management LLC]	0.35%
RCM Mid-Cap Fund	[RCM Capital Management LLC]	0.37%
[RCM Targeted Core Growth Fund]	[RCM Capital Management LLC]	0.50%
RCM Biotechnology Fund	[RCM Capital Management LLC]	0.80%
RCM International Growth Equity Fund	[RCM Capital Management LLC]	0.40%

FORM OF ADDENDUM TO PORTFOLIO MANAGEMENT AGREEMENT

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

                    , 2005

RCM Capital Management LLC

4 Embarcadero Center

San Francisco, CA 94111

RE:	Allianz AMM Asset Allocation Fund

Ladies and Gentlemen:

This will confirm the agreement between Allianz Global Investors Fund Management LLC (the “Adviser”) and RCM Capital Management LLC (the “Portfolio Manager”) as follows:

1. Allianz Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Up to four separate classes of shares of beneficial interest in the Trust are offered to investors with respect to the investment portfolio. Allianz AMM Asset Allocation Fund (the “Additional Fund”) is such a separate investment portfolio of the Trust.

2. The Adviser and the Portfolio Manager have entered into a Novation Agreement dated September 30, 2002 (the “Novation”), pursuant to which the Adviser agreed to assume the duties of Allianz Dresdner Asset Management of America L.P. (the “Prior Adviser”) under a Portfolio Management Agreement between the Prior Adviser and the Portfolio Manager dated February 1, 2002 (as novated and as from time to time in effect, the “Agreement”), to provide investment advisory and other services specified in the Agreement to specified series of the Trust, and the Portfolio Manager has accepted such employment.

3. As provided in paragraph 1 of the Agreement, the Adviser hereby appoints the Portfolio Manager to serve as Portfolio Manager with respect to the Additional Fund, and the Portfolio Manager accepts such appointment, the terms and conditions of such employment to be governed by the Agreement, which is hereby incorporated herein by reference.

4. As provided in paragraph 5 of the Agreement and subject to further conditions set forth therein, the Adviser shall with respect to the Additional Fund pay the Portfolio Manager a monthly fee at the following annual rate based upon the average daily net assets of the Additional Fund:

Fund	Fee Rate
Allianz AMM Asset Allocation Fund	0.15% on first $100,000
0.10% on next $150,000
0.05% on next $750,000
0.025% thereafter

5. This Addendum and the Agreement shall take effect with respect to the Additional Fund as of the date hereof, and shall remain in effect, unless sooner terminated as provided in the Agreement and herein, with respect to the Additional Fund for a period of two years following such effective date. This Addendum and the Agreement shall continue thereafter on an annual basis with respect to the Additional Fund provided that such annual continuance is specifically approved at least annually (a) by vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities (as such term is defined in the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act’)) of the Additional Fund, and that provided continuance is also approved by vote of a majority of the Board of Trustees of the Trust who are not parties to this Addendum or the Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Addendum and the Agreement may not be materially amended with respect to the Additional Fund without a majority vote of the outstanding voting securities (as such term is defined in the 1940 Act) of such Additional Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application to the Securities and Exchange Commission (the “SEC”) or by any applicable SEC rule.

This Addendum and the Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of the Trust or, with respect to the Additional Fund, by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Additional Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Addendum and the Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Additional Fund shall be effective to continue this Addendum and the Agreement with respect to such Additional Fund notwithstanding (a) that this Addendum and the Agreement have not been approved by the holders of a majority of the outstanding shares of any other investment portfolio of the Trust or (b) that this Addendum and the Agreement have not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Addendum and the Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term in defined in the 1940 Act, by the Portfolio Manager.

If the foregoing correctly sets forth the agreement between the Adviser and the Portfolio Manager, please so indicate by signing and returning to the Advisor the enclosed copy hereof.

Very truly yours,

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:

ACCEPTED:

RCM CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Appendix C

Current and Proposed Changes to Fundamental Investment Restrictions

Set out in the left hand column of the table below are the current fundamental investment restrictions for each Fund that are proposed to be changed or eliminated as described in this Proxy Statement. The right hand column sets out the proposed changes to the fundamental investment restrictions. The Fund listing below will help you more easily find in this Appendix the changes proposed for your Fund. Each Fund, other than the RCM Funds, may borrow for temporary administrative purposes under such Fund’s current borrowing and senior securities fundamental investment restrictions set out below. To the extent that borrowings for temporary administrative purposes exceeds 5% of the total assets of each such Fund, such excess shall be subject to the 300% asset coverage requirement set forth in the Fund’s current borrowing restriction below.

Fund	Page No.
Allianz AMM Asset Allocation Fund	C-1
CCM Capital Appreciation Fund	C-2
CCM Emerging Companies Fund	C-2
CCM Focused Growth Fund	C-2
CCM Mid-Cap Fund	C-4
NACM Flex-Cap Value Fund	C-5
NACM Global Fund	C-5
NACM Growth Fund	C-5
NACM International Fund	C-5
NACM Pacific Rim Fund	C-5
NFJ Dividend Value Fund	C-2
NFJ International Value Fund	C-6
NFJ Large-Cap Value Fund	C-2
NFJ Small-Cap Value Fund	C-2
OCC Core Equity Fund	C-7
OCC Renaissance Fund	C-8
OCC Value Fund	C-2
PEA Growth Fund	C-8
PEA Growth & Income Fund	C-2
PEA Opportunity Fund	C-8
PEA Target Fund	C-8
RCM Biotechnology Fund	C-9
RCM Financial Services Fund	C-11
RCM Global Healthcare Fund	C-9
RCM Global Resources Fund	C-11
RCM Global Small-Cap Fund	C-9
RCM Global Technology Fund	C-9
RCM International Growth Equity Fund	C-9
RCM Large-Cap Growth Fund	C-9
RCM Mid-Cap Fund	C-12
RCM Targeted Core Growth Fund	C-9

Allianz AMM Asset Allocation Fund

Current Restrictions	Proposed Restrictions

Borrowing:

The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Senior Securities:

The Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Loans:

The Fund may not lend any funds or other assets, except that such Fund may, consistent with its investment objectives and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Commodities:

The Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.

CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Value Fund and PEA Growth & Income Fund

Current Restrictions	Proposed Restrictions

Borrowing:

The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Diversification:

The Fund may not, with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Diversification: Eliminate.

The Fund may not with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.	Eliminate.

Margin:

The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

Margin: Eliminate.

Senior Securities:

The Fund may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Loans:

The Fund may not lend any funds or other assets, except that such Fund may, consistent with its investment objectives and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Commodities:

The Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.

CCM Mid-Cap Fund

Current Restrictions	Proposed Restrictions

Borrowing:

The Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of the Fund’s assets).

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Diversification:

The Fund may not with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Diversification: Eliminate.

The Fund may not with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.	Eliminate.

Margin:

The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

Margin: Eliminate.

Senior Securities:

The Fund may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Loans:

The Fund may not lend any funds or other assets, except that such Fund may, consistent with its investment objectives and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Commodities:

The Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.

NACM Flex-Cap Value Fund, NACM Global Fund, NACM Growth Fund, NACM International Fund and NACM Pacific Rim Fund

Current Restrictions	Proposed Restrictions

Borrowing:

The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Diversification:

The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

Diversification: Eliminate.

Senior Securities:

The Fund may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Loans:

The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 30% of its total assets.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Commodities:

The Fund may not enter into transactions for the purpose of arbitrage, or invest in commodities or commodities contracts, except that the Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

NFJ International Value Fund

Current Restrictions	Proposed Restrictions

Borrowing:

The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Margin:

The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

Margin: Eliminate.

Senior Securities:

The Fund may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act

Loans:

The Fund may not lend any funds or other assets, except that such Fund may, consistent with its investment objectives and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Commodities:

The Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.

OCC Core Equity Fund

Current Restriction	Proposed Restriction

Borrowing:

The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Senior Securities:

The Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, the entering into of repurchase agreements, the lending of its portfolio securities, the writing of options on securities and similar transactions are not deemed to be an issuance of a senior security.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

OCC Renaissance Fund, PEA Growth Fund, PEA Opportunity Fund and PEA Target Fund

Current Restrictions	Proposed Restrictions

Borrowing:

The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks and entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, option on futures, and forward foreign currency contracts.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Diversification:

The Fund may not acquire more than 10% of the voting securities of any issuer, both with respect to the Fund and to the OCC Renaissance, PEA Growth, PEA Target, and PEA Opportunity Funds in the aggregate.

Diversification: Eliminate.

Senior Securities:

The Fund may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Loans:

The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of PEA Target Fund).

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

RCM Biotechnology Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund and RCM Targeted Core Growth Fund

Current Restrictions	Proposed Restrictions
Illiquid Securities: The Fund may not invest more than 15% (10% for the RCM International Growth Equity Fund) of the value of its net assets in securities that are illiquid.	Illiquid Securities: Eliminate.

Investments in Other Investment Companies:

The Fund may not purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For purposes of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

Investments in Other Investment Companies: Eliminate.

Transactions in Securities with Interested Persons:

The Fund may not purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

Transactions in Securities with Interested Persons: Eliminate.

Borrowing:

The Fund may not borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Diversification: The Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.	Diversification: Eliminate.

Margin: The Fund may not purchase securities on margin, but it may obtain short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.	Margin: Eliminate.

Senior Securities:

The Fund may not issue senior securities, except that the Fund may borrow money as permitted by the Fund’s fundamental investment restriction. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transaction.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Control: The Fund may not invest in companies for the purpose of exercising control or management.	Control: Eliminate.

Loans:

The Fund may not make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers, and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Repurchase Agreements:

The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% (15% in the case of the RCM Targeted Core Growth Fund) of the value of the Fund’s total assets.

Repurchase Agreements: Eliminate.

Commodities:

The Fund may not purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.

RCM Financial Services Fund and RCM Global Resources Fund

Current Restrictions	Proposed Restrictions
Illiquid Securities: The Fund may not invest more than 15% of the value of its net assets in securities that are illiquid.	Illiquid Securities: Eliminate.

Borrowing:

The Fund may not borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Diversification: The Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.	Diversification: Eliminate.

Margin: The Fund may not purchase securities on margin, but it may obtain short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.	Margin: Eliminate.

Senior Securities:

The Fund may not issue senior securities, except that the Fund may borrow money as permitted by the Fund’s fundamental investment restriction on borrowing. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transaction.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Loans:

The Fund may not make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers, and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Repurchase Agreements:

The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets.

Repurchase Agreements: Eliminate.

Commodities:

The Fund may not purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.

RCM Mid-Cap Fund

Current Restrictions	Proposed Restrictions

Investments in Other Investment Companies:

The Fund may not purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For purposes of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

Investments in Other Investment Companies: Eliminate.

Transactions in Securities with Interested Persons:

The Fund may not purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

Transactions in Securities with Interested Persons: Eliminate.

Joint Trading:

The Fund may not participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them, is not deemed to result in a securities trading account).

Joint Trading: Eliminate.

Stock Index Futures:

The Fund may not purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of “margin” deposits on the Fund’s existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund’s total assets.

Stock Index Futures: Eliminate.

Borrowing:

The Fund may not borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets.

Borrowing: The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Diversification:

The Fund may not invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% if the value of the Fund’s total assets.

Diversification: Eliminate.

The Fund may not acquire more than 10% of the outstanding voting securities, or 10% of all the securities, of any one issuer.	Eliminate.

Foreign Securities:

The Fund may not invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund’s total assets.

Foreign Securities: Eliminate.

Margin: The Fund may not purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.	Margin: Eliminate.

Senior Securities:

The Fund may not issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted, by the Fund’s fundamental investment restriction on borrowing. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

Senior Securities: The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

Underwriting: The Fund may not act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities.

Underwriting:

The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Control: The Fund may not invest in companies for the purpose of exercising control or management.	Control: Eliminate.

Illiquid Securities: The Fund may not invest more than 5% of the value of its net assets in securities that are illiquid.	Illiquid Securities: Eliminate.

Short Sales: The Fund may not make short sales of securities.	Short Sales: Eliminate.

Loans:

The Fund may not make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers, and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the value of the Fund’s total assets.

Loans:

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

Repurchase Agreements:

The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets.

Repurchase Agreements: Eliminate.

Commodities:

The Fund may not purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contract except for stock index futures and related options.

Commodities:

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

Appendix D

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of September 16, 2005, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Funds of the Trust:

Fund Name	Class A	Class B	Class C	Class D	Class R	Administrative Class	Institutional Class
AMM Asset Allocation Fund	4,358,565.977	6,442,606.420	10,883,288.465				78,549.299
CCM Capital Appreciation Fund	13,728,656.128	3,958,795.558	6,803,090.860	1,095,802.847	287,256.496	18,639,053.342	14,605,669.512
CCM Emerging Companies Fund						2,296,246.485	24,202,857.091
CCM Focused Growth Fund							444,497.696
CCM Mid-Cap Fund	9,218,150.944	2,859,192.307	4,178,869.968	3,086,043.985	888,141.729	9,068,229.611	14,048,466.270
NACM Flex-Cap Value Fund	162,851.566	181,187.242	309,601.437	14,477.493		1,105.424	1,824,583.714
NACM Global Fund	263,813.625	320,973.134	361,686.615	7,411.350	1,075.023	1,121.467	567.047
NACM Growth Fund	55,110.438	112,568.063	44,760.100	1,034.281		1,034.143	78,152.639
NACM International Fund	1,212,905.362		634,456.119	5,331.862			2,873,696.078
NACM Pacific Rim Fund	2,510,974.501	974,531.984	1,891,739.776	429,938.874			167,538.814
NFJ Dividend Value Fund	24,327,213.487	10,988,082.489	24,299,236.962	887,611.376	82,348.450	105,973.538	9,258,903.615
NFJ International Value Fund	571,277.758		170,950.611	1,537.693			31,751.414
NFJ Large-Cap Value Fund	1,233,956.880	991,439.332	1,253,586.057	3,560.269			513,305.665
NFJ Small-Cap Value Fund	52,678,463.694	10,495,504.923	19,682,614.378	170,581.297	801,867.183	19,277,502.667	15,815,267.058
OCC Core Equity Fund	1,000.000		1,259.040	1,000.000			297,000.000
OCC Renaissance Fund	68,837,531.578	43,126,604.177	51,397,028.225	3,921,870.387	1,913,262.839	9,458,650.970	4,764,565.452
OCC Value Fund	48,085,069.573	28,420,244.829	39,672,841.548	14,116,969.137	1,452,216.852	6,464,091.965	6,789,719.138

Fund Name	Class A	Class B	Class C	Class D	Class R	Administrative Class	Institutional Class
PEA Growth Fund	4,043,787.661	2,139,878.287	26,048,350.514	21,307.023	35,634.304	5,364.514	339,478.771
PEA Growth & Income Fund	2,935,388.478	2,368,389.723	2,749,521.293	120,461.126	16,980.307	92,864.521	626,390.723
PEA Opportunity Fund	2,286,268.829	974,604.629	7,856,750.069			157,257.278	1,794,393.561
PEA Target Fund	9,841,717.593	4,777,782.074	29,667,554.436	57,823.357		11,557.346	3,109,611.813
RCM Biotechnology Fund	639,475.984	332,830.395	369,831.935	8,960,986.324
RCM Financial Services Fund							300,000.000
RCM Global Healthcare Fund	784,855.590	452,167.627	459,694.338	5,382,767.508
RCM Global Resources Fund							300,000.000
RCM Global Small-Cap Fund	1,383,211.237	937,425.501	936,891.024	576,409.918			714,177.293
RCM Global Technology Fund	8,758,023.799	4,583,829.902	6,358,223.317	6,504,974.263		41,031.991	7,771,841.691
RCM International Growth Equity Fund	1,243,041.562	655,853.083	3,206,677.753	115,369.321		30,499.129	528,375.161
RCM Large-Cap Growth Fund	3,475,687.006	692,508.473	655,918.393	4,361,552.221	9,050.704	4,887,291.259	25,811,982.020
RCM Mid-Cap Fund	1,364,164.855	649,654.462	923,129.773	372,721.723	52,336.051	4,385.966	41,538,828.066
RCM Targeted Core Growth Fund	954,801.904	460,400.430	644,544.148	230,704.649			420,919.088

Significant Shareholders

As of September 12, 2005, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

		Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	AMM Asset Allocation Fund
	Class A
	UMB Bank NA FBO For Various Tax Deferred Accts-Group Attn Denise Machell-Finance 1 SW Security Benefit PL Topeka KS 66636-1000	419,724.799	9.61%
b	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	305,520.009	6.99%
	Class B
b	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	943,376.094	14.65%
	Class C
b	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	1,429,473.210	13.13%
	Institutional Class
a,b	Northern Trust Co as Custodian FBO UBS Financial Services Inc Master Investment Trust DV PO Box 92994 Chicago IL 60675-2994	57,607.480	72.86%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty Street New York NY 10281-1003	14,993.080	18.96%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	5,793.440	7.33%

	CCM Capital Appreciation Fund
	Administrative Class
a,b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	9,705,973.420	52.22%
b	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	2,438,832.900	13.12%
	The Chase Manhattan Bank TTEE FBO The Reynolds and Reynolds Company 401K Savings Plan PO Box 419784 Kansas City MO 64141-6784	1,735,214.580	9.34%
	Ameriprise Trust Company FBO Ameriprise Trust Retirement Services Plan 996 Ameriprise Financial Ctr Minneapolis MN 55474-0009	1,450,771.930	7.81%
	Class A
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	2,727,084.281	19.95%
b	PIMS/Prudential Retirement as Nominee For the Trustee/Cust Pl 005 New York City 230 West 41st Street Room 402 New York NY 10036	1,233,838.583	9.02%
	HUBCO Regions Financial Corporation Attn Trust Operations 2nd Fl 298 West Valley Ave Birmingham AL 35209	1,125,228.898	8.23%
	Class B
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	583,313.638	14.75%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York, NY 10001-2483	362,896.845	9.17%
	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	303,745.722	7.68%

	Class C
	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	860,857.296	12.76%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York, NY 10001-2483	582,982.830	8.64%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	492,206.256	7.30%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	885,935.895	81.45%
	Class R
a	American United Insurance Co Ttee Group Retirement Annuity PO Box 368 Indianapolis IN 46206-0368	106,119.734	37.80%
	Reliance Trust Co Cust FBO National Home Centers Inc 401K Plan PO Box 48529 Atlanta, GA 30362-1529	35,705.163	12.72%
	Reliance Trust Co Custodian FBO Berm Studios Inc PO Box 48529 Atlanta GA 30362	34,158.973	12.17%
	HUBCO Regions Financial Corporation Attn Trust Operations 14th Fl PO Box 830688 Birmingham AL 63601-7566	32,216.430	11.48%
	AMVESCAP Natl Trust Company as Agent for Fleet Bank FBO ASAHI/America Inc 401(k) Plan PO Box 105779 Atlanta GA 30348	19,624.771	6.99%
	AMVESCAP Natl TR Co TTEE FBO Smrt, Inc. 401(K) PS Plan PO Box 105779 Atlanta GA 30348	17,579.775	6.26%
	Institutional Class
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	2,345,044.130	16.07%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty Street New York NY 10281-1003	1,951,576.050	13.37%
	First Union National Bank FBO Circuit City Stores Inc 1525 West Wt Harris Blvd Charlotte NC 28262-8522	1,451,976.550	9.95%
	University of Alaska Foundation Foundation Accounting PO Box 755120 Fairbanks AK 99775-5120	993,170.780	6.80%
	MITRA & Co c/o Marshall & Ilsley Trust Company 1000 North Water Street Attn TR 14 Milwaukee WI 53202-6648	869,685.590	5.96%
b	LPL FBO LPL Customers Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	738,660.200	5.06%

	CCM Emerging Companies Fund
	Administrative Class
a	Wells Fargo Bank NA FBO RPS PIMCO Emerging Companies P.O. Box 1533 Minneapolis MN 55480-1533	821,437.950	35.81%
	Intrust Bank NA Alliance Coal LLC & Affiliates Profit Sharing and Savings Plan PO Box 48698 Wichita KS 67201-8698	386,573.810	16.85%
	AMVESTCAP National Trust TTEE FBO REA Magnet Wire Company Inc Employee Retirement Savings Plan PO Box 105779 Atlanta GA 30348-5779	198,252.140	8.64%
	Vanguard Fiduciary Trust Co 100 Vanguard Blvd VM-613 Outside Funds Malvern PA 19355-2331	144,660.490	6.31%
	New York Life Trust Company 169 Lackawanna Ave Parsippany NJ 07054-1007	140,340.930	6.12%
	Institutional Class
a,b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	6,098,982.270	25.21%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	2,563,174.750	10.59%
b	LPL FBO LPL Customers Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	2,080,716.950	8.60%
	Mac & Co Mutual Fund Operations PO Box 3198 Pittsburgh PA 15230-3198	1,959,646.310	8.10%
	Nationwide Trust Co FBO Southwest Airlines Pilots Retirement Savings Plan 98 San Jacinto Blvd Ste 1100 Austin TX 78701-4255	1,929,638.720	7.98%

	CCM Focused Growth Fund
	Institutional Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Suite 100 Newport Beach CA 92660-6367	266,463.840	60.03%
a	Northern Trust Co as Custodian FBO UBS Financial Services Inc Master Investment Trust DV PO Box 92994 Chicago IL 60675-2994	177,386.600	39.97%

	CCM Mid-Cap Fund
	Administrative Class
a,b	NFS For the Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	5,755,327.860	64.78%
	Vanguard Fiduciary Trust Co 100 Vanguard Blvd VM-613 Outside Funds Malvern PA 19355-2331	599,192.430	6.74%
	New York Life Trust Company 169 Lackawanna Ave Parsippany NJ 07054-1007	597,781.160	6.73%
	Class A
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City, NJ 07311	1,819,120.480	19.80%
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,118,818.086	12.18%
	Class B
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	330,646.298	11.58%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City, NJ 07311	253,949.585	8.90%
b	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	196,749.808	6.89%
	Class C
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	388,224.915	9.33%
b	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	334,452.405	8.04%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	1,180,739.443	38.50%
	NFSC Febo USB FBO Fund*X Upgrader Fund PO Box 1787 Milwaukee WI 53201	744,345.792	24.27%
b	National Investor Services FBO 55 Water Street 32nd Floor New York, NY 10041-3299	206,846.119	6.74%
	Wells Fargo Bank NA FBO Farm Credit Cons-Dal Investments PO Box 1533 Minneapolis MN 55480	164,634.116	5.37%
	Class R
a	Reliastar Life Ins Co of NY 151 Farmington Ave Hartford CT 06156-0001	462,445.691	52.25%
	ING National Trust 151 Farmington Ave Hartford CT 06156-1506	77,937.706	8.81%
	Reliastar Life Insurance Company 20 Washington Ave S Minneapolis MN 55401-1900	54,947.862	6.21%
	Institutional Class
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	3,475,881.610	24.97%
	Ameriprise Trust Company FBO Ameriprise Trust Retirement Services Plans 996 Ameriprise Financial Ctr Minneapolis MN 55474-0001	1,189,128.400	8.54%
b	LPL FBO LPL Customers Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,075,418.440	7.73%
	Regents of the University of Colorado 4840 Pearl East Circle Suite 103 Boulder CO 80301-2408	874,585.600	6.28%
b	Charles Schwab & Co Inc Special Custody Account For the Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	869,088.110	6.24%

	NACM Flex-Cap Value Fund
	Administrative Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	1,105.420	100.00%
	Class B
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	23,303.918	13.22%
	Class C
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	25,324.331	8.22%
	First Clearing, LLC Marshall Rosenberg R/O IRA FCC As Custodian 10700 Wheat First Drive Glen Allen VA 23060	18,297.315	5.94%
	Class D
	NFS LLC NFS/FMTC Rollover IRA FBO Alfred N Franco 8707 W Rockwood Dr Peoria AZ 85382	2,171.574	15.31%
	NFS LLC NFS/FMTC IRA-BDA NSPS Terry L Seltz 2685 W Ellsworth Ann Arbor MI 48108	1,284.886	9.06%
	NFS LLC Dorothy M. Nichols TTEE Nichols Trust Agreement 754 S Meadow St Moscow ID 83843	1,259.446	8.88%
	BSDT Cust IRA FBO Rebecca Herren Bashinsky 2900 Overhill Rd Birmingham AL 35223-1931	1,085.371	7.65%
	USAA Investment Management Co FBO 9800 Fredericksburg Road San Antonio TX 78288	858.427	6.05%
	NFS LLC FMTC TTEE Devon Energy Corp Savings Pl FBO Nathan W Vincent 1208 Bajat Rd #M Carencro LA 70520-5521	810.213	5.71%
	NFS LLC NFS/FMTC IRA FBO Tony Wildschutte 19384 N 86th Dr Peoria AZ 85382	782.835	5.52%
	Institutional Class
a	State Street Corp as Cust for Pacific Life Insurance Co EE Retire Plan Trust 801 Pennsylvania Ave Kansas City MO 64105-1307	1,189,972.970	65.13%
	State Street Corp as Cust For California Race Track Association 801 Pennsylvania Ave Kansas City MO 64105-1307	188,357.560	10.31%
	State Street Corp as Cust for Pacific Life Charitable Foundation 801 Pennsylvania Ave Kansas City MO 64105-1307	168,403.740	9.22%
	State Street Corp as Custodian For Fort Wayne Newspaper Inc 801 Pennsylvania Ave Kansas City MO 64105-1307	95,781.550	5.24%

	NACM Global Fund
	Administrative Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	1,121.470	100.00%
	Class B
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	31,080.076	9.90%
	Class C
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	71,053.715	19.64%
	Class D
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,265.141	17.36%
	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-9998	1,257.862	17.26%
	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-9998	1,164.295	15.97%
	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	1,120.837	15.38%
	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-9998	1,103.226	15.14%
b	National Investor Services FBO 55 Water Street 32nd Floor New York NY 10041-3299	950.945	13.05%
	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-9998	426.908	5.86%

	Class R
a	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	1,074.962	99.99%
	Institutional Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	567.047	100.00%

	NACM Growth Fund
	Administrative Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	1,034.140	100.00%
	Class A
	Piper Jaffray & Co. 800 Nicollet Mall Minneapolis MN 55402	3,915.109	7.04%
	First Clearing LLC Robert A Fabiszewski LV Trust 600 Bell Ln Maple Glen PA 19002	3,816.794	6.87%
	NFSC FEBO Ray S Cycle Shop Inc 1101 Mendenhall St Thomasville NC 27360	3,007.519	5.41%
	Class B
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	24,501.220	21.77%
	NFS LLC NFS/FMTC IRA FBO Henry B Hathaway 8432 Highland Glen Drive Charlotte NC 28269	12,431.451	11.04%
	UBS Financial Services Inc. FBO Laurie D. Wax, TTEE the Laurie D. Wax Trust of c/o Berke Management Co. 16633 Ventura Blvd Ste 715 Encino CA 91436-1828	7,867.821	6.99%
	Class C
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10,569.353	23.62%
	First Clearing, LLC Wendy R Zuckowsky 854 Hinchley Run West Chester PA 19382	2,740.799	6.12%
	Class D
a	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	1,034.281	100.00%
	Institutional Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	78,152.640	100.00%

	NACM International Fund
	Class C
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	99,199.278	15.85%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery St San Francisco CA 94104-4122	1,744.553	31.99%
	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	678.586	12.44%
	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-9998	640.998	11.75%
	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis, MN 55402	590.667	10.83%
	National Investor Services FBO 55 Water Street 32nd Floor New York NY 10041-3299	436.667	8.01%
	BSDT Cust IRA James A Wawrzyniak 727 Getman Rd Alden NY 14004-9215	393.624	7.22%
	Kenneth Bruce Dwelley & Deloris J Dwelley JT TEN PO Box 131 Garberville CA 95542-0131	289.590	5.31%
	Institutional Class
a	Asset Allocation Portfolio Shareholder Services PIMCO Funds 840 Newport Center Dr Ste 300 Newport Beach CA 92660-6322	1,937,925.470	67.44%

	Allianz Dresdner Asset Management of America LP 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	588,636.580	20.49%
	State Street Corp Cust FBO Perpetual Trust of St Peter & St Paul Attn Kostas Giannacoporlos 200 Newport Ave 7th Fl North Quincy MA 02171-2102	285,062.710	9.92%

	NACM Pacific Rim Fund
	Class A
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	526,588.931	21.08%
	Class B
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	166,962.366	17.14%
	Class C
a,b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	963,431.858	51.60%
	Class D
a	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-9998	256,293.576	59.60%
b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery St San Francisco CA 94104-4122	69,459.006	16.15%
	Institutional Class
a,b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	96,308.150	69.36%
	Calhoun & Co PO Box 75000 Detroit MI 48275-0001	28,161.790	20.28%

	NFJ Dividend Value Fund
	Administrative Class
a	First Union National Bank 401 S Tryon St FRB-3 Att CMG Fiduciary OP Fund GR Mail Code: CMG-2-1151 Charlotte NC 28202-1934	105,662.930	100.00%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	3,491,380.279	14.62%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	2,093,165.875	8.77%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	2,115,407.995	19.48%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	901,912.213	8.30%
	Class C
a,b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5,981,666.083	25.02%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	3,811,786.121	15.94%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	732,053.323	83.26%
	Class R
a	MG Trust Company Cust (FBO) Parkcrest Dental Group 401K PSP 700 17th Street Suite 300 Denver CO 80202	21,428.935	26.03%
	FNB & Co TTEE FNBLR 401K 101 W Sycamore St PO Box 9012 Kokomo IN 46904	8,186.089	9.94%
	Bear Stearns Securities Corp. FBO 1 Metrotech Center North Brooklyn NY 11201-3859	7,989.660	9.70%
	MCB Trust Services as Agent For Frontier Trust Company TTEE Idea Connection Systems Inc RET 700 17th Street Suite 300 Denver CO 80202	7,603.319	9.23%

	Bear Stearns Securities Corp. FBO 1 Metrotech Center North Brooklyn NY 11201-3859	7,364.978	8.95%
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6,817.836	8.28%
	Bear Stearns Securities Corp. FBO 1 Metrotech Center North Brooklyn NY 11201-3859	5,030.280	6.11%
	Institutional Class
a,b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	3,157,877.980	34.65%
b	Charles Schwab & Co Inc Special Custody Account for The Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	1,360,890.830	14.93%
	DGTC as Cust FBO A M Castle & Company 401K Plan 711 High St Des Moines IA 50392	684,889.360	7.52%
	Northern Trust Co as Custodian FBO UBS Financial Services Inc Master Investment Trust DV PO Box 92994 Chicago IL 60675-2994	515,052.260	5.65%

	NFJ International Value Fund
	Class A
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	60,386.473	11.28%
	Class C
b	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	21,758.412	14.67%
	Class D
a	Allianz Globa Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	661.084	42.99%
a	Ameritrade Inc FBO PO Box 2226 Omaha NE 68103-2226	389.481	25.33%
	BSDT Cust Roth IRA FBO Nancy A Anderson 102 Treeline Drive Newmanstown PA 17073-0000	275.786	17.94%
	BSDT Cust IRA Cust For the Rollover IRA of Jaks Phamley Phillips 1345 Potter Blvd Bay Shore, NY 11706-4822	211.342	13.74%
	Institutional Class
a	Chris Najork Linda Najork JT Ten Wros Not TC 1632 Promontory Dr Cedar Hill TX 75104-1529	24,361.240	76.72%
	Paul A Magnuson 1143 Tranquilla Dr Dallas TX 75218-2843	3,996.490	12.59%

	NFJ Large-Cap Value Fund
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	99,728.267	8.10%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	130,705.789	13.25%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	233,655.479	18.76%
	Class D
a	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	997.859	28.03%
b	National Investor Services FBO 55 Water Street 32nd Floor New York NY 10041-3299	833.094	23.40%
	BSDT Cust IRA Cust For The Rollover IRA of Anne Ortiz 875 Randall Ct Marietta GA 30064-4724	634.939	17.83%
	Scottrade Inc (FBO) Adelaida V Fragoso Rollover IRA PO Box 31759 St Louis MO 63131-0759	365.854	10.28%
	BSDT Cust IRA Cust For The IRA of FBO Neal Joseph Fangue 102 Santa Anita Dr Bush LA 70431-4516	301.386	8.47%

	BSDT Cust IRA Cust For The IRA of FBO Dianne Joyce Good 14179 SE Warbler Pl Portland OR 97236-5675	216.755	6.09%
	Andrew Levi & Sandara Levi JTWROS 56 Crystal Hill Dr Pomona NY 10970	210.382	5.91%
	Institutional Class
a	Northern Trust Co as Custodian FBO UBS Financial Services Inc Master Investment Trust DV PO Box 92994 Chicago IL 60675-2994	305,251.340	59.71%
b	Mitra & Co FBO 1000 North Water Street Attn TR 14 Milwaukee WI 53202-6648	52,995.730	10.37%
b	Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	32,519.230	6.36%

	NFJ Small-Cap Value Fund
	Administrative Class
a,b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	10,221,073.390	53.38%
	Ameriprise Trust Company FBO Ameriprise Trust Retirement Services Plans 996 Ameriprise Financial Ctr Minneapolis MN 55474-0009	1,444,082.140	7.54%
b	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,405,545.340	7.34%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl Jacksonville FL 32246-6484	9,130,582.295	17.36%
b	State Street Bank & Trust Co FBO ADP Daily Valuation 401K FBO Plan Participants 200 Newport Ave North Quincy MA 02171-2145	5,909,038.030	11.24%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	2,992,182.109	5.69%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl Jacksonville FL 32246-6484	1,506,723.297	14.32%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	545,995.990	5.19%
	Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	689,430.072	6.55%
	Class C
a,b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl Jacksonville FL 32246-6484	5,823,608.531	29.53%
	Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	1,706,345.905	8.65%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery St San Francisco CA 94104-4122	119,629.371	70.57%
	Class R
a	American United Insurance Co TTEE Group Retirement Annuity PO Box 368 Indianapolis IN 46206-0368	227,425.141	28.74%
	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford CT 06156-1506	159,358.694	20.14%
	ING National Trust 151 Farmington Ave Hartford CT 06156-1506	100,620.257	12.71%
	Institutional Class
a,b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	5,238,506.750	33.25%
	Minnesota Life 401 Robert Street North Mailstation A6-5317 Saint Paul, MN 55101-2000	1,480,986.970	9.40%
b	Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit Of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	1,378,856.780	8.75%
	Standard Insurance Company Attn Separate Account A 1100 SW 6th Avenue Portland OR 97204-1020	1,157,774.010	7.35%

	OCC Core Equity Fund
	Class A
a	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	1,000.000	100.00%
	Class C
a	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	1,000.000	79.43%
	BSDT Cust Roth IRA FBO Mike Staropoli 5250 SW Cherry Beavertown OR 97005-0000	259.040	20.57%
	Class D
a	Allianz Global Investors Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach CA 92660	1,000.000	100.00%
	Institutional Class
a	Allian Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	297,000.000	100.00%

	OCC Renaissance Fund
	Administrative Class
a,b	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	4,543,079.360	47.65%
	Wells Fargo Bank NA FBO Tetra Tech Inc Retirement Plan PO Box 1533 Minneapolis MN 55480-1533	508,171.370	5.33%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7,274,089.079	10.42%
	Bost & Co FBO Kmart 401K Profit Sharing Pl PO Box 3198 Pittsburgh PA 15230-3198	3,907,288.673	5.59%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	4,676,512.282	10.77%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	3,032,002.571	6.98%
	Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	2,368,621.222	5.45%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9,230,520.128	17.69%
	Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	4,285,049.878	8.21%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	2,441,226.196	61.31%
	Class R
a,b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	127,577.264	6.56%
	Institutional Class
	Asset Allocation Portfolio Shareholder Services PIMCO Funds 840 Newport Center Dr Ste 300 Newport Beach CA 92660-6322	654,209.050	13.49%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	530,005.590	10.93%
b	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	529,810.180	10.93%
	Mori & Co Attn Mutual Funds PO Box 13366 Kansas City MO 64199-3366	496,511.080	10.24%
	Mercer Trust Company TTEE FBO Unocal Savings Plan One Investors Way Norwood MA 02062-1599	437,464.820	9.02%
	Lehman Brothers, Inc. 70 Hudson Street 7th Floor Jersey City NJ 07302-6599	348,718.890	7.19%
	State Street Bank & Trust as Cust For South Dakota Higher Education Savings Trust Renaissance 801 Pennsylvania Kansas City MO 64105-1307	273,194.040	5.63%

b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	261,427.750	5.39%
	Pershing LLC Attn Mutual Funds PO Box 2052 Jersey City NJ 07303-2052	250,353.060	5.16%

	OCC Value Fund
	Administrative Class
a,b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	1,918,855.270	29.64%
	HUBCO Regions Financial Corporation Attn Trust Operations 2nd Fl 298 W Valley Ave Birmingham AL 35209-4816	1,567,690.650	24.22%
b	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd NC 1151 Charlotte NC 28288-0001	961,776.350	14.86%
	American United Life Insurance Co Group Retirement Annuity Sep Acct II One American Square Indianapolis IN 46282-0020	482,404.140	7.45%
	Nationwide Trust Co FBO Emergency Physicians Professional Assoc Profit Sharing 401(K) Plan 98 San Jacinto Blvd Ste 1100 Austin TX 78701-4255	389,161.090	6.01%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	3,137,056.612	10.98%
	Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	1,854,814.662	6.49%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	1,776,902.229	6.22%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7,448,085.612	18.55%
	Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	4,841,998.416	12.06%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	10,472,369.010	73.16%
	Class R
	American United Insurance Co TTEE Group Retirement Annuity PO Box 368 Indianapolis IN 46206-0368	310,523.902	21.51%
	Institutional Class
b	Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	1,399,007.240	20.56%
	Pershing LLC Attn Mutual Funds PO Box 2052 Jersey City NJ 07303-2052	747,492.840	10.98%
b	LPL FBO LPL Customers PO Box 509046 San Diego CA 92150-9046	701,662.640	10.31%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds 840 Newport Center Dr Ste 300 Newport Beach CA 92660-6322	688,095.180	10.11%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	502,012.830	7.38%
	Koshland Family Partnership LP Attn Daniel E Koshland Jr PO Box 7310 Menlo Park CA 94026-7310	374,999.350	5.51%
	State Street Bank & Trust as Custodian For South Dakota Higher Education Savings Trust Value 801 Pennsylvania Ave Kansas City MO 64105-1307	358,612.800	5.27%

	PEA Growth Fund
	Administrative Class
b	National Investor Services FBO 55 Water Street, 32nd Floor New York NY 10041-3299	778.088	14.50%
	Kerry J Labauve & Barbara K Labauve JT/WROS 504 Belleau Wood Blvd Alexandria LA 71303-2405	571.262	10.65%
	Benevolent & Protective Order of Elk Mcallen Lodge #1402 3500 Jordan Rd Mcallen TX 78503-8375	541.564	10.10%
	State Street Bank & Trust Co Cust IRA Mary Gnadt 237 Walnut St Elmhurst IL 60126-2655	533.105	9.94%

	Diane L Rowley William Carter Jenkins JT WROS 2965 Baker Ridge Dr NW Atlanta GA 30318-7136	398.520	7.43%
	State Street Bank & Trust Co Cust IRA A/C Harry S Baucom 432 SW Dolores Ave Port St Lucie FL 34983-1939	280.082	5.22%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	486,489.133	11.94%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	263,598.966	6.47%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	255,530.402	11.86%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	205,523.053	9.54%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	2,439,157.311	9.29%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	2,234,568.061	8.51%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	11,271.274	52.94%
	NFS LLC Joel Martin Neuman Amy Eagle Neuman 2803 Cranmore Ct Marietta GA 30066	2,124.819	9.98%
	Frank J. Lacqua 234 Lawrence Ave Staten Island NY 10310-3026	1,852.514	8.70%
	Michael L or Carol L Dean TTEES Dean Living Trust 421 Acacia Dr Sedona AZ 86336-6970	1,601.670	7.52%
	LPL Financial Services 9785 Towne Centre Drive San Diego CA 92121-1968	1,497.222	7.03%
	Class R
	Leonard Miller FBO Miller Advertising Agency Inc Profit Sharing Plan 71 Fifth Ave New York NY 10003	35,587.610	99.87%
	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	186,638.570	55.01%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds 840 Newport Center Dr Ste 300 Newport Beach CA 92660-6322	78,100.950	23.02%
	The Institute of International Finance 1345 Ave of the Americas 49th Fl New York NY 10105	59,805.880	17.63%

	PEA Growth & Income Fund
	Administrative Class
a	Wells Fargo Bank NA FBO RPS PIMCO Growth & Income P.O. Box 1533 Minneapolis MN 55480-1533	27,237.920	29.33%
b	National Investor Services FBO 55 Water Street 32nd Floor New York NY 10041-3299	10,400.540	11.20%
	Benevolent & Protective Order of Elk Mcallen Lodge #1402 3500 Jordan Rd Mcallen TX 78503-8375	7,002.490	7.54%
	State Street Bank & Trust Co Cust IRA A/C Barbara S Gross 14109 N Hemet Dr Oro Valley AZ 85737-5888	6,218.220	6.70%
	State Street Bank & Trust Co Cust IRA A/C Mary Gnadt 237 Walnut St Elmhurst IL 60126-2655	4,792.860	5.16%
	Diane L Rowley William Carter Jenkins JT WROS 2965 Baker Ridge Dr NW Atlanta GA 30318-7136	4,719.930	5.08%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	173,341.346	5.88%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	172,619.337	7.26%

	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	169,773.537	7.14%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	141,815.487	5.97%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	226,331.609	8.23%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	160,326.113	5.83%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	110,571.693	87.10%
	Class R
a	Kawakami Gonzalez TTEE AFL-CIO Laundry & Dry Cleaning Int’l Union Def Benefit Plan & Trust Local 52 920 So Alvarado St Los Angeles CA 90006	14,201.576	83.83%
	MCB Trust Services Cust FBO Southeastern OB/GYN, PC 401K P 700 17th Street Suite 300 Denver CO 80202	1,706.133	10.07%
	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Our Customers 101 Montgomery Street San Francisco CA 94104-4122	238,463.520	36.81%
a,b	National Investor Services FBO 55 Water Street 32nd Floor New York NY 10041-3299	164,136.170	25.34%
b	NFS For Exclusive Benefit of Our Customers 200 Liberty St New York NY 10281-1003	61,646.330	9.52%
	Daniel Gregorio & Dallas Carroll JTWROS 1560 N Sandburg Ter Apt 3501 Chicago IL 60610-7732	45,051.050	6.95%
	Pershing LLC Attn Mutual Funds PO Box 2052 Jersey City NJ 07303-2052	38,633.680	5.96%

	PEA Opportunity Fund
	Administrative Class
a	Ameriprise Trust Company FBO Ameriprise Trust Retirement Services Plans 996 Ameriprise Financial Ctr Minneapolis MN 55474-0009	151,354.580	96.02%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	238,288.077	10.38%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	144,982.094	6.31%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	120,376.864	12.27%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	79,839.050	8.14%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,345,518.748	17.04%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	583,665.945	7.39%
	Institutional Class
	Bost & Co FBO Eastman Kodak Employee Savings & Investment Plan PO Box 3198 Pittsburgh PA 15230-3198	427,102.510	23.80%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds 840 Newport Center Dr Ste 300 Newport Beach CA 92660-6322	416,880.570	23.23%
	State Street Corp as for Pacific Life Insurance Co EE Retire Plan Trust 801 Pennsylvania Ave Kansas City MO 64105-1307	335,152.720	18.68%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	286,247.370	15.95%

	PEA Target Fund
	Administrative Class
	Circle Trust Company WG Clark Employee Savings & PS/MPP Metro Center 1 Station Pl Stamford CT 06902-6800	1,606.480	13.88%
	Trust Company of America PO Box 6503 Englewood CO 80155-6503	1,196.390	10.34%
b	National Investor Services FBO 55 Water Street, 32nd Floor New York NY 10041-3299	1,041.400	9.00%
	MCB Trust Services Cust FBO Charlotte Surgical Group PA 700 17th St Ste 100 Denver CO 80202-3507	1,022.640	8.84%
	State Street Bank & Trust Co Cust IRA A/C Mary Gnadt 237 Walnut St Elmhurst IL 60126-2655	753.145	6.51%
	Benevolent & Protective Order of Elk Mcallen Lodge #1402 3500 Jordan Rd Mcallen TX 78503-8375	752.796	6.51%
	State Street Bank & Trust Co Cust IRA A/C Barbara S Gross 14109 N Hemet Dr Oro Valley AZ 85737-5888	747.788	6.46%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,327,218.051	13.44%
	Hartford Life Insurance Co 401K Separate Account PO Box 2999 Hartford CT 06104	1,154,408.254	11.69%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	888,660.253	18.51%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	387,594.528	8.07%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5,764,542.568	19.33%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	2,812,630.592	9.43%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	38,366.952	66.35%
	Strafe & Co FAO Edwin & Wilma Parker LLC Custody PO Box 160 Westerville OH 43086-0160	14,072.278	24.34%
	Institutional Class
a	Publix Super Market Charities Inc Attn Robert L Kiesel PO Box 407 Lakeland FL 33802-0407	1,976,284.590	63.54%
	State Street Corp as for Pacific Life Insurance Co EE Retire Plan Trust 801 Pennsylvania Ave Kansas City MO 64105-1307	523,887.890	16.84%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Its Customers 101 Montgomery Street San Francisco CA 94104-4122	245,789.080	7.90%

	RCM Biotechnology Fund
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	42,147.852	6.59%
	Class B
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	52,476.012	15.81%
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	48,717.226	14.68%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	78,574.002	21.25%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts Fbo Customers 101 Montgomery Street San Francisco CA 94104-4122	4,061,796.103	45.17%

b	National Financial Services For The Benefit of Customers 200 Liberty Street 1 World Financial Center New York NY 10281-1003	1,939,779.623	21.57%
b	National Investor Services FBO 55 Water Street 32nd Floor New York NY 10041	503,570.765	5.60%

	RCM Financial Services Fund
	Institutional Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	300,000.000	100.00%

	RCM Global Healthcare Fund
	Class A
	Great-West Life & Annuity Insurance Company 8515 E Orchard Rd Englewood CO 80111	42,409.691	5.40%
	Class B
	Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	25,290.448	5.58%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	24,961.210	5.51%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	72,665.024	15.79%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	70,507.824	15.32%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	3,214,078.348	59.45%
b	National Financial Services For The Benefit of Customers 200 Liberty St 1 World Financial Center New York NY 10281-1003	1,165,488.632	21.56%

	RCM Global Resources Fund
	Institutional Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	300,000.000	100.00%

	RCM Global Small-Cap Fund
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	99,505.029	10.78%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	76,300.545	8.25%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	271,362.647	48.24%
b	National Financial Services Corp For Exclusive Benefit of Customers 200 Liberty St 1 World Financial Center New York NY 10281-1003	140,372.048	24.95%
	Institutional Class
a,b	Charles Schwab Company 101 Montgomery St San Francisco CA 94104-4122	334,229.190	47.18%
a	Northern Trust Co as Custodian FBO UBS Financial Services Inc Master Investment Trust DV PO Box 92994 Chicago IL 60675-2994	252,159.820	35.59%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	49,154.110	6.94%

	RCM Global Technology Fund
	Administrative Class
a,b	T Rowe Price Trust Co FBO Retirement Plan Clients Asset Reconciliation PO Box 17215 Baltimore MD 21297-1215	31,100.140	76.52%
b	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7,779.270	19.14%
	Class A
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,432,116.104	16.34%
	John Hancock Life Insurance Co USA 250 Bloor St E 7th Fl Toronto Ontario Canada M4W1E5	947,113.703	10.80%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	463,447.698	5.29%
	Class B
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	795,039.613	17.24%
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	593,000.409	12.86%
	Class C
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	836,694.216	13.07%
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	829,491.395	12.96%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	3,223,308.219	49.53%
b	National Financial Services Corp For Exclusive Benefit of Customers 200 Liberty Street One World Financial Center New York NY 10281-1003	1,247,338.063	19.17%
	Institutional Class
b	Charles Schwab Company 101 Montgomery St San Francisco CA 94104-4122	1,052,035.120	13.54%
	State Street Bank & Trust as TTEE For Southern California Edison Co Stock Savings Plus Plan 105 Rosemont Rd Westwood MA 02090-2318	991,060.750	12.76%
	T Rowe Price Retirement Plan Services Inc FBO National Grid USA 4515 Painters Mill Rd Owings Mills MD 21117-4903	905,277.470	11.65%
	JP Morgan Chase Bank TTEE FBO Sun Microsystems Inc Tax Deferred Retirement Sav Plan 401(K) Plan 9300 Ward Pkwy Kansas City MO 64114-3317	883,244.600	11.37%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	833,835.210	10.73%
	Northern Trust Co TTEE FBO Harris Corp Mater Trust Plan - DV PO Box 92994 Chicago IL 60675-2994	572,204.860	7.37%

	RCM International Growth Equity
	Administrative Class
b	National Investor Services FBO 55 Water Street 32nd Floor New York NY 10041-3299	4,961.730	16.27%
	State Street Bank & Trust Co Cust IRA A/C Barbara S Gross 14109 N Hemet Dr Oro Valley AZ 85737-5888	4,491.120	14.73%
	Diane L Rowley William Carter Jenkins JT WROS 2965 Baker Ridge Dr NW Atlanta GA 30318-7136	3,026.020	9.92%
	Kathy K Uzzo 316 Indian Ridge Dr Coraopolis PA 15108-1374	1,901.370	6.23%
	State Street Bank & Trust Co Cust IRA Mary Gnadt 237 Walnut St Elmhurst IL 60126-2655	1,821.990	5.97%
	State Street Bank & Trust Co Cust James A Burgan 1834 N Highschool Ave Columbus KS 66725-3063	1,739.480	5.70%
	State Street Bank & Trust Co Cust IRA A/C Agnes O’Kelly PO Box 3671 Pawleys Isl SC 29585-3671	1,552.690	5.09%

	Class A
	AG Edwards & Sons Inc FBO The Broadhead Limited Partnership One North Jefferson St Louis MO 63103-2287	103,436.518	8.31%
	Class B
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	75,139.220	11.55%
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	74,919.975	11.51%
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	49,323.462	7.58%
	Class C
	Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl 333 West 34th St New York NY 10001-2483	373,175.367	11.61%
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	270,179.211	8.40%
	Class D
b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery St San Francisco CA 94104-4122	15,347.742	13.21%
	Charles T French Catherine L French JT WROS 3273 Lenape Dr Dresher PA 19025-1824	13,730.118	11.82%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	11,534.541	9.93%
	NFS LLC Joel Van Dusen Lani Martin Dresdner RCM International 116 East 63rd St New York NY 10021	9,496.481	8.17%
	NFS LLC NFS/FMTC Rollover IRA FBO Laura M Stealey 104 Ronsard Ln Cary NC 27511	8,093.796	6.97%
	Institutional Class
a	Northern Trust Co as Custodian FBO UBS Financial Services Inc Master Investment Trust DV PO Box 92994 Chicago IL 60675-2994	218,838.520	41.51%
	Central CA IBEW-NECA Pension Trust Fund Local #413 254 E Highway 246 Ste C Buellton CA 93427-9653	77,300.420	14.66%
b	Charles Schwab Company 101 Montgomery St San Francisco CA 94104-4122	58,370.160	11.07%
	Turtle & Co Reinvest/Reinvest A/C c/o State Street Bank & Trust PO Box 9427 Boston MA 02209	58,087.300	11.02%
b	LPL FBO LPL Customers Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	52,033.610	9.87%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	30,000.610	5.69%

	RCM Large-Cap Growth
	Administrative Class
a	Northern Trust Company as Trustee FBO Nortel Networks Long Term Investment Plan - DV PO Box 92994 Chicago IL 60675-2994	2,695,474.820	55.15%
	Foundation for LSU Health Sciences Center - BRSF Account 2000 Tulane Ave New Orleans LA 70112-2250	553,923.650	11.33%
	Mercer Trust Company TTEE FBO Health Net Inc 401K Savings Plan Mailstop C4D 1 Investors Way Norwood MA 02062-1599	463,349.450	9.48%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	270,598.670	5.54%
	Mercer Trust Company TTEE FBO Pier 1 Associates 401K Plan One Investors Way Norwood MA 02062-1599	268,460.920	5.49%
	Class A
a	New York Life Insurance Co 169 Lackawanna Ave Parsippany NJ 07054	961,284.979	27.60%
	Mercer Trust Company TTEE FBO Integral Systems, Inc. Profit Sharing and 401K Plan One Investors Way Norwood MA 02062	325,106.997	9.33%
b	Prudential Investment Mgts Service (FBO) Mutual Fund Clients Attn Pruchoice Unit 100 Mulberry Street Mail Stop NJ 05-11-20 Newark NJ 07102	200,339.072	5.75%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	92,347.310	13.23%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	65,493.542	9.38%

	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	52,329.790	7.93%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	51,399.421	7.79%
	Class D
a,b	Prudential Investment Mgts Service (FBO) Mutual Fund Clients Attn Pruchoice Unit 100 Mulberry Street Mail Stop NJ 05-11-20 Newark NJ 07102	1,828,738.992	41.77%
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery Street San Francisco CA 94104-4122	1,133,624.181	25.89%
b	National Financial Services Corp For Exlusive Benefit of Customers 200 Liberty Street One World Financial Center New York NY 10281-1003	559,465.262	12.78%
	Patterson & Co Omnibus Cash/Cash Account 1525 West Wt Harris Blvd Charlotte NC 28288-1151	225,207.056	5.14%
	Class R
a	MCB Trust Services Cust FBO Art-Kraft Sign Co Inc 401K 700 17th Street Suite 300 Denver CO 80202	4,084.536	45.48%
a	NFS LLC Conner & Winters Pft Shrg Non-St State Street Bk & Tr TTEE 8625 S Erie Ave Tulsa OK 74137	2,723.313	30.32%
	American United Insurance co TTEE Group Retirement Annuity PO Box 368 Indianapolis IN 46206-0368	813.748	9.06%
	MCB Trust Services Cust FBO Platt, Jacobus, Fielding & 700 17th Street Suite 300 Denver CO 80202	557.990	6.21%
	Circle Trust Company Cust (FBO) Manual Therapy International LLC Retirement Trust One Station Place Stamford CT 06902	538.838	6.00%
	Institutional Class
b	Union Bank Trust Nominee Selectbenefit 401(K) Plan PO Box 85484 San Diego CA 92186-5484	4,380,325.370	16.95%
b	Charles Schwab Company 101 Montgomery St San Francisco CA 94104-4122	3,355,797.960	12.99%
	Mercer Trust Company TTEE FBO Nordstrom Inc 1 Investors Way Norwood MA 02062-1599	3,038,370.140	11.76%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds 840 Newport Center Dr Ste 300 Newport Beach CA 92660-6322	1,648,383.400	6.38%
	Wendel & Co c/o The Bank of New York PO Box 1066 Wall Street Station New York NY 10286-0001	1,346,376.100	5.21%

	RCM Mid-Cap Fund
	Administrative Class
a	Allianz Global Investors of America LP Attn Donna Franklin 888 San Clemente Dr Ste 100 Newport Beach CA 92660-6367	4,385.970	100.00%
	Class A
	UBATCO & CO Attn: Trust Operations PO Box 82535 Lincoln NE 68501-2535	72,617.349	5.33%
	Class B
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	91,802.146	14.22%
	Janney Montgomery Scott LLC James C Andrews (IRA-Roll) 1801 Market Street Philadelphia PA 19103-1675	32,733.928	5.07%
	Class C
	UBS Financial Services Inc. FBO Securities Exchange Group Inc PO Box 211376 Royal Palm Beach FL 33421-1376	89,756.939	9.64%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	69,078.295	7.42%
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	68,477.782	7.35%
	Class R
a	MCB Trust Services Cust. FBO Lake Geneva Foods, Inc. 700 17th Street Suite 300 Denver CO 80202	46,929.686	89.67%
	Allianz Global Investors 888 San Clemente Dr Ste 100 Newport Beach CA 92660	5,405.405	10.33%

	Institutional Class
	Abbott Laboratories Annuity Retirement Trust Fund Attn Mr William H S Preece Jr 1 Abbott Park Rd Abbott Park IL 60064	6,961,571.300	17.26%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds 840 Newport Center Dr Ste 300 Newport Beach CA 92660-6322	5,733,205.340	14.22%
b	NFS For Exclusive Benefit of Its Customers 200 Liberty St New York NY 10281-1003	5,588,182.700	13.86%
	Dominion Resources Inc Master Trust Attn Mr Donald W Borneman CNG Tower 625 Liberty Ave Pittsburg PA 15222	4,090,701.940	10.14%
	Dominion Resources Inc Master Trust Attn Mr Donald W Borneman CNG Tower 625 Liberty Ave Pittsburg PA 15222	3,884,535.760	9.63%
	Saxon and Company FBO PO Box 7780-1888 Philadelphia PA 19182-0001	2,662,255.790	6.60%
	UBATCO & CO c/o Union Bank & Trust Attn Trust Operations PO Box 82535 Lincoln NE 68501-2535	2,571,696.510	6.38%
	Washington Meat Industry UFCW Local 44 Attn Michael P Hatfield PO Box 547 Mt Vernon WA 98273-0547	2,171,047.650	5.38%

	RCM Targeted Core Growth Fund
	Class A
	UBS Financial Services Inc. FBO UBS-FINSVC CDN FBO James R Bishop P.O. Box 3321 1000 Harbor Blvd Weehawken NJ 07086-8154	47,892.720	5.01%
	Class B
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	53,356.071	11.42%
	Class C
b	MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	78,246.133	12.11%
b	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6th Fl Jersey City NJ 07311	36,173.763	5.60%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers 101 Montgomery St San Francisco CA 94104-4122	70,695.782	30.64%
	RBC Dain Rauscher FBO Henry E Fuldner TTEE Victoria L Teerlink Irrev Tr 780 N Water St Milwaukee WI 53202-3512	12,472.709	5.41%
	RBC Dain Rauscher Custodian Allan E Snook Individual Retirement Account IMS/Cleary Gull 8296 E Tempest Ridge Cir Parker CO 80134-5854	11,819.484	5.12%
	Institutional Class
a,b	LPL FBO LPL Customers Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	157,584.990	37.44%
a,b	Charles Schwab Company 101 Montgomery St San Francisco CA 94104-4122	113,590.440	26.99%
	Wells Fargo Bank NA FBO Swindells, Elizabeth Crut PO Box 1533 Minneapolis MN 55480-1533	45,540.760	10.82%
	Wells Fargo Investments Inc FBO Northstar West Building 12th Flr 625 Marquette Ave Minneapolis MN 55402-2308	41,894.980	9.95%
	Wells Fargo Bank NA FBO Crumpacker, Anne Family P.O. Box 1533 Minneapolis MN 55480-1533	30,215.700	7.18%
	Wells Fargo Bank NA FBO Crumpacker, Anne Family P.O. Box 1533 Minneapolis MN 55480-1533	27,857.110	6.62%

(ALLIANZ LOGO HERE)

CONTROL NUMBER

ALLIANZ FUNDS

2187 Atlantic Street Stamford, CT 06902

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS – DECEMBER [ ], 2005

The undersigned hereby appoints E. Blake Moore, Jr., Newton B. Schott, Jr., Richard H. Kirk and Derek B. Hayes, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meetings of Shareholders of the Allianz Funds on December [ ], 2005, at 10:00 Eastern time, and at any adjournments thereof, all of the shares of the relevant Fund which the undersigned would be entitled to vote if personally present.

SEE THE REVERSE SIDE FOR PROPOSALS

PLEASE SIGN, FOLD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO ENTER YOUR VOTING INSTRUCTIONS AT WWW.MYPROXYONLINE.COM

OR VIA TOUCHTONE PHONE BY CALLING TOLL-FREE 1-866-437-4581.

THESE VOTING OPTIONS MAY BE USED UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE MEETING.

If you have any questions regarding the proposal or about how to cast your vote, please call toll-free 1-800-591-6309.

Representatives are available to assist you Monday through Friday 9:30 am to 10:00 PM Eastern time.

PLEASE FOLD HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE

UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meetings.

NOTE: Please sign exactly as your name appears on this proxy card.

All joint owners should sign.

When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) (if held jointly):

Date:

ALLIANZ FUNDS

PLEASE CAST YOUR VOTE BY MARKING THE BLOCKS BELOW. EXAMPLE: [X]

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

FOR AGAINST ABSTAIN

VOTE ALL PROPOSALS AS

PLEASE NOTE: Marking “AGAINST or ABSTAIN above will count as a WITHHOLD for proposal “I”. If a ballot is marked both above this note and below it, the mark above will override any marks made below. For questions on using this ballot, please call the number on the reverse side.

I. Elect a Board of Trustees

FOR WITHHOLD

a. David C. Fattum

b. Gary A. Childress

c. Theodore J. Coburn

d. W. Bryant Stooks

e. Gerald M. Thorne

f. Udo Frank

FOR WITHHOLD

g. F. Ford Drummond

h. James S. MacLeod

i. Davey S. Scoon

j. Edward E. Sheridan

k. James W. Zug

FOR AGAINST ABSTAIN

II. To Approve a Portfolio Management Agreement

III. To Eliminate or Revise Fundamental Investment Restrictions Relating to:

a. Illiquid Securities

b. Investment in Other Investment Companies

c. Interested Person Transactions

d. Joint Trading of Securities

e. Purchase and Sale of Stock Index Futures

f. Borrowings

g. Diversification

h. Investments in Foreign Securities

i. Issuance of Senior Securities

j. Underwriting of Securities

k. Investments Made for Purpose of Exercising Control

l. Making Loans

m. Investments in Commodities

n. Purchasing Securities on Margin

o. Repurchase Agreements

p. Short Sales

THANK YOU FOR CASTING YOUR PROXY VOTE. PLEASE FOLD THIS BALLOT AND RETURN IT IN THE

ENCLOSED POSTAGE PAID ENVELOPE.